Exhibit 10.25

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXECUTION VERSION

LONG TERM MANUFACTURING AGREEMENT

THIS LONG TERM MANUFACTURING AGREEMENT (the “Agreement”), effective as of November 8, 2021 (the “Effective Date”), is made and entered into by and between Seres Therapeutics, Inc. (“Seres”), a corporation organized and existing under the laws of Delaware, having its principal place of business at 200 Sidney Street, Cambridge, MA 02139, USA; and BacThera AG, a joint venture between Chr. Hansen A/S and Capsugel Belgium NV, a Lonza Group Affiliate, (“Lonza”), having a place of business at Hochbergerstrasse 60A, 4057 Basel, Switzerland (“Bacthera”). Seres and Bacthera may be referred to herein individually as a “Party” or collectively as the “Parties.”

WHEREAS, Bacthera and its Affiliates are in the business of evaluation, development and manufacture of live biotherapeutic products; and

WHEREAS, Seres desires to have its products SER-109 and, if agreed by the Parties, SER-287 (each a “Product” and collectively, the “Products”) Manufactured by one or more entities, including Bacthera, for commercial supply. All Manufacturing to be provided in relation to the Product or work to be performed under this Agreement may be performed by Bacthera, or, subject to Section 11 herein, (i) by an Affiliate of Bacthera or (ii) by a third party contractor acting on Bacthera’s behalf.

WHEREAS, Bacthera and its Affiliates intend to finance and construct a Microbiome Center of Excellence (the “CoE”) in Visp, Switzerland, and, subject to the terms and conditions herein, have agreed to establish a dedicated full-scale production suite for Seres within the CoE as further defined in Exhibit 1 and its Attachments, such production suite to be dedicated to the Manufacture of the Products (hereinafter, the “Facility”); and

WHEREAS, on May 17, 2021, the Parties entered into that certain Letter Agreement, which was amended on August 16, 2021 and October 22, 2021 (“LOI”) pursuant to which Bacthera was to perform certain services in connection with the design and construction of the CoE and the Facility during the negotiation of this Agreement (the “LOI Services”) and Seres paid Bacthera a [***] (the “Deposit”).

WHEREAS, Bacthera has agreed to Manufacture the Product(s) at the CoE in the Facility in accordance with this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.
DEFINITIONS

As used in the Agreement, the following terms are defined as indicated:

1.1
“Affiliate” means with respect to either Party, any business entity controlling, controlled by, or under common control with such Party. For the purpose of this definition only, “control” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a business entity, whether through the ownership of voting securities, by contract or otherwise, or (b) the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

other ownership interest of a business entity; provided that, if local law requires a minimum percentage of local ownership, control will be established by direct or indirect beneficial ownership of one hundred per cent (100%) of the maximum ownership percentage that may, under such local law, be owned by foreign interests.
1.2
“Applicable Law” shall mean all international, national, federal, state, provincial and local laws, statutes, codes, guidelines, rules, regulations, ordinances, orders, decrees or other pronouncements of any governmental, administrative or judicial authority or applicable engineering, construction, safety, or electrical code, whether or not contained in any applicable permit or approval, that apply to either of the Parties’ respective obligations hereunder, including cGMP and/or the Design and Construction Work.
1.3
“Approved Specifications” mean the Initial Design Document, as may be adjusted by a Change Order issued pursuant to Exhibit 1.
1.4
“Bacthera Intellectual Property” means Bacthera Background Intellectual Property and New Bacthera Intellectual Property.
1.5
“Batch” means either a Scale A Batch or Scale B Batch.
1.6
“Bacthera Personnel” mean employees of Bacthera or one of its Affiliates or one of their respective contractors who are assigned to perform Bacthera’s obligations under this Agreement.
1.7
“Bacthera Competitor” means an entity primarily engaged in the Manufacture of drug products and drug substances for third parties.
1.8
“Business Day” means Monday through Friday, excluding public holidays observed by Bacthera in Switzerland.
1.9
“CapEx Target” has the meaning set forth in Exhibit 1.
1.10
“Certificate of Analysis” means a document prepared by Bacthera listing tests performed by Bacthera or approved external laboratories on representative Batch sample(s), setting forth the Product Specifications, test methods used, actual results, date and signature of authorised personnel, and other technical information deemed necessary for its proper use, and, if external laboratories have performed any such tests, the name and address of such external laboratories.
1.11
“Certificate of Compliance” means a document signed by the responsible person or its delegates of Bacthera in connection with the Manufacture of a Batch of Product that evidences such Batch’s compliance with cGMPs, the applicable Product Specifications, and Master Batch Record.
1.12
“Change of Control” means the occurrence of any one of the following: (a) any person (as the term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the Exchange Act)) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of Seres representing more than 50% of Seres’ outstanding voting securities or rights to acquire such securities; (b) any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

of Seres; or (c) a plan of liquidation of Seres or an agreement for the sale or liquidation of Seres is approved and completed.
1.13
“Charges” mean the amounts to be paid by Seres pursuant to Exhibit 4.
1.14
“Commencement Date” means [***], or other date as may be agreed by the Parties pursuant to a Change Order under Exhibit 1.
1.15
“Commercially Reasonable Efforts” mean taking such steps and performing in such a manner as a well-managed company would undertake where such company was acting in a determined, prudent, and reasonable manner to achieve the particular result provided that such steps are within the reasonable control of the Party required to exert such efforts.
1.16
“Confidential Disclosure Agreement” means that certain Mutual Confidential Disclosure Agreement, dated as of September 3, 2020 and as amended on September 9, 2021, by and between the Parties.
1.17
“Consumables” mean the consumable products and packaging supplies and components, required by Bacthera to Manufacture a Product as set forth in the applicable Master Batch Record.
1.18
“Controlled” means, with respect to an item or an intellectual property right, possession of the ability, whether arising by ownership or license, to grant a license or sublicense as provided for in this Agreement under such item or right without violating the terms of any written agreement with any third party.
1.19
“CQV Completion” has the meaning given in Exhibit 1.
1.20
“Current Good Manufacturing Practices” or “cGMP” means those laws and regulations applicable in the U.S., European Union and Switzerland, relating to the manufacture of medicinal products for human use, including, without limitation, current good manufacturing practices as specified in the ICH guidelines, including without limitation, ICH Q7 “ICH Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients”, US Federal Food Drug and Cosmetic Act at 21CFR (Chapters 210, 211, 600, 610 and 820) and Commission Directive 2003/94/EC of 8 October 2003, laying down the principles and guidelines of good manufacturing practice in respect of medicinal products for human use and investigational medicinal products for human use, Commission Delegated Regulation (EU) No 1252/2014 of 28 May 2014 supplementing Directive 2001/83/EC of the European Parliament and of the Council with regard to principles and guidelines of good manufacturing practice for active substances for medicinal products for human use, the EU Guidelines to Good Manufacturing Practice for Medicinal Products and the Swiss Federal Act on Medicinal Products and Medical Devices 812.21. For the avoidance of doubt, Bacthera’s operational quality standards are defined in internal cGMP policy documents.
1.21
“Design and Construction Work” means all tangible and intangible goods and services to be provided, and all acts or actions required under this Agreement (including under Exhibit 1) or reasonably necessary, for the design, engineering, supply and procurement, manufacturing, packing and transportation, construction, commissioning, start-up, testing, guaranteeing the

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

performance of the Facility, and other acts required under this Agreement or reasonably necessary to deliver with a fully-operational Facility, until Final Acceptance of the Facility.
1.22
“Facility Materials” means the equipment, machinery and materials required for the Design and Construction Work according to Exhibit 1. The term “Facility Materials” shall include equipment, machinery, tools, consumables, supplies and systems, purchased, owned, rented, or leased by Bacthera, its Affiliates or third parties for use in accomplishing the Design and Construction Work, but not intended for incorporation into the Facility.
1.23
“FDA” means the United States Food and Drug Administration or any successor entity thereto.
1.24
“FD&C Act” means the United States Federal Food, Drug and Cosmetic Act, as may be amended from time to time.
1.25
“Forecast” means the requests for an estimated number of binding and non-binding Scale A and Scale B Batches for the next [***] months for each Product by Seres.
1.26
“Governmental Authority” means any supranational, national, regional, state or local government, court, governmental agency, authority, board, bureau, instrumentality, or regulatory body.
1.27
“Initial Design Document” means Attachment A to Exhibit 1.
1.28
“Intellectual Property” means ideas, concepts, discoveries, inventions, patents, copyrights, trademarks, trade names and domain names, rights in designs, rights in computer software, database rights developments, rights in confidential information (including know-how), trade secrets, techniques, methodologies, modifications, innovations, improvements, writings, documentation, data and rights (whether or not protectable under state, federal or foreign patent, trademark, copyright or similar laws) or the like, whether or not written or otherwise fixed in any form or medium, regardless of the media on which contained and whether or not patentable or copyrightable and whether registered or unregistered. The foregoing includes all applications (or rights to apply) for, and renewals or extensions of, any of the rights described in the foregoing clause (where applicable) and all rights and applications that are similar or equivalent to the rights and application described in the foregoing clauses, which exist now, or which come to exist in the future, in any part of the world.
1.29
“Interest Rate” means [***]% per year.
1.30
“Licensed Know-How” means any and all technology, information, expertise, know-how, and/or trade secrets Controlled by Bacthera that is necessary or useful for the Manufacture of the Products and/or the Manufacture, use, sale, offer for sale, and importation of the Products.
1.31
“Manufacture,” “Manufacturing,” and “Manufactured” mean all activities involved in the manufacture and production of a Product, including, without limitation, Materials sourcing, storage, handling and testing; packaging (primary and secondary); preparation; formulation; processing; production; filling; component assembly; finishing; analysis; labelling; warehousing; quality control testing (including in-process, release and stability testing, when applicable);

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Release; storage; making Product available for delivery; and the handling, storage and disposal of any residues or wastes generated thereby.
1.32
“Marketing Approval” means all approvals, licenses, registrations, authorizations or clearances of any Regulatory Authority necessary for the commercialization, distribution, marketing, offer for sale, use, importation into, storage, and sale in the territory of the Product at either Scale Manufactured by Bacthera at the Facility.
1.33
“Master Batch Record” or “MBR” means, with respect to each Product to be Manufactured hereunder, a formal set of instructions given by Seres for the Manufacture of each such Product and shall include, without limitation, the applicable Material Specifications, other procedures, directions and controls associated with the Manufacture and testing of the Product and Product Specifications. The MBR shall be developed and maintained in Bacthera’s standard format by Bacthera, as per Seres’ instructions and agreement, and using master formulation and technical support.
1.34
“Material Loss” means the cost of the SRM, Exhibit 7 Materials, or Products (including Products in any state of Manufacture) lost during the performance of Bacthera’s obligations hereunder to the extent caused by (a) [***] of or any Bacthera Personnel or (b) breach by Bacthera of any material term of this Agreement or the Quality Agreement.
1.35
“Materials” as used in this Agreement collectively means all materials required for Manufacture of Product, including the SRM, Consumables, and Raw Materials, including any in-process materials, processing aids, substances, intermediates, components, and ingredients (active and inactive) and primary packaging supplies
1.36
“Material Specifications” means the specifications for Materials, including, but not limited to, written release specifications and testing instructions, as specified in the Master Batch Record or as otherwise mutually agreed upon in writing by the Parties.
1.37
“Operating Documents” mean the corporate standards, standard operating procedures, standard manufacturing procedures, Bacthera customized manufacturing procedures developed prior to the Effective Date or outside the scope of this Agreement, electronic programs and files, protocols, validation documentation, and supporting documentation used by Bacthera, that a third party manufacturer or any facility operated by Seres would reasonably be expected to have, excluding any of the foregoing that (i) are unique to the Manufacture of the Product(s); (ii) are otherwise reasonably required for a reasonably skilled manufacturer to seamlessly assume responsibility for Manufacture of the Products or (iii) relate to environmental monitoring of the Facility.
1.38
“Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Regulatory Authority or other entity.
1.39
“Product Specifications” means the specifications for a Product, including the [***]. The Product Specifications for SER-109 as of the Effective Date are set forth in Exhibit 2. If Seres elects to add

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

SER-287 as a Product to this Agreement, Exhibit 2 shall be updated to include the specifications for SER-287.
1.40
“Prudent Industry Practice” means the codes and standards specified in this Agreement (including Exhibit 1) and the Approved Specifications, except to the extent such codes and standards do not address or are not otherwise applicable to the circumstances at issue, then Prudent Industry Practice shall mean those sound and prudent practices, methods, specifications or standards of design, engineering, construction, performance, safety, workmanship, equipment and components prudently and generally engaged in or observed by the majority of the professional engineering, equipment supply and construction contractors in the pharmaceutical industries for similar types of facilities as of the Effective Date, in the exercise of reasonable judgment, skill, diligence and care that would have been expected from experienced and qualified contractors, engineers, equipment manufacturers, or operators to accomplish the desired result in a manner consistent with Applicable Law, reliability, safety, environmental protection and local conditions.
1.41
“Purchase Order” means written orders from Seres to Bacthera which shall specify (a) the number of Batches of Product ordered, (b) the Product ordered, (c) shipping instructions (e.g. choice of container, temperature requirements), (d) requested Delivery Dates, and (e) delivery destinations.
1.42
“Quality Agreement” means the quality agreement, setting out the responsibilities of the Parties in relation to quality as required for compliance with cGMP.
1.43
“Raw Materials” means all excipients, inactive ingredients and other substances used by Bacthera in the Manufacture of a Product, with the exception of SRM and Consumables, as specified in the applicable Master Batch Record.
1.44
“Regulatory Authority” means FDA, EMA, Swissmedic or other governmental or regulatory body, agency authority or entity which regulates, directs or controls the Manufacture, testing, commercialization or use of the Product in the country where the Product is Manufactured or sold.
1.45
“Regulatory Filings” means the governmental filings required to obtain authorizations for or approval to conduct clinical trials or to market and sell a Product in a given country where the Product is Manufactured or sold, including, but not limited to, Product registrations and Marketing Approvals, as applicable, in each such country, and any other notice, submission or filing to a Regulatory Authority.
1.46
“Release” means, with respect to a Batch, the date on which Bacthera has provided to Seres the Certificate of Analysis and Certificate of Compliance.
1.47
“Scale A Batch” means a specific quantity of Product that (a) is intended to have uniform character and quality within specified limits, and (b) is Manufactured according to a single manufacturing order during the same cycle of manufacture as further specified in the Quality Agreement and applicable Master Batch Record, and (c) requires [***] and including [***]. The [***] limit of required SRM for a Scale A Batch shall be confirmed through process validation.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

1.48
“Scale B Batch” means a specific quantity of Product that (a) is intended to have uniform character and quality within specified limits, and (b) is Manufactured according to a single manufacturing order during the same cycle of manufacture as further specified in the Quality Agreement and applicable Master Batch Record, and (c) requires [***] than [***]. The [***] limit of required SRM for a Scale B Batch shall be confirmed through process validation.
1.49
“Seres Supplied Materials” means the SRM.
1.50
“SOP” means Bacthera’s standard operating procedures applicable to the Manufacture of the Product.
1.51
“SRM” means the active pharmaceutical or biological ingredient as further set forth in Exhibit 3 provided by Seres.
1.52
“Swissmedic” means the national authorisation and supervisory authority for drugs and medical products.
1.53
“Termination Assistance Period” means the period specified by Seres, which shall not exceed [***] days total (of which [***] days may extend the Term) unless otherwise approved by the JSC.
1.54
“Theoretical Capacity” means the design capacity of the Facility for the Manufacture of Product.
2.
facility design and construction

The Parties’ rights and obligations with respect to the Design and Construction Work are set forth in Exhibit 1. The Facility shall meet the requirements of the Approved Specifications and Sections 2 and 4 of Exhibit 1.

3.
program governance
3.1
The Parties shall form a joint development team (the “JSC”), made up of an equal number of representatives of Seres and Bacthera (not to exceed three (3) each), each of whom shall have sufficient decision-making authority, which shall have responsibility for planning, coordinating and directing all activities under, and pursuant to, this Agreement. In particular, the JSC shall provide program oversight and facilitate and review the Design and Construction Work (including amendments to the Approved Specifications or any changes to CapEx Target for the Facility), Manufacturing operations hereunder and key personnel changes. For the avoidance of doubt, Bacthera shall not depend on the decisions of the JSC and Seres for the construction of the CoE. In addition to the JSC members, each Party shall designate a project manager who will sit on the JSC and who shall be responsible for ensuring clear and responsive communication between the Parties and the effective exchange of information, serving as the primary point of contact for any issues arising under this Agreement, implementing and coordinating activities, and facilitating the exchange of information between the Parties, with respect to the Facility and Manufacturing operations hereunder.
3.2
Each of the Parties shall cause their representatives who are members of the JSC to fulfil all of the obligations of the JSC under this Agreement, and to act in accordance with the requirements of

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

this Agreement. The representatives for either Party on the JSC may be changed at any time upon written notice to the other Party.
3.3
Until completion of the Design and Construction Work in accordance with Exhibit 1, the JSC shall meet no less than once per calendar month (and more often as is reasonably considered necessary at the request of any Party with reasonable notice) to provide an update on progress of the Design and Construction Work, carry out the JSC’s responsibilities under this Agreement and to make decisions regarding progress against the timelines set out in Exhibit 1 and the allocation of resources for the Design and Construction Work and any modifications to the CapEx targets.
3.4
From the Commencement Date until the second anniversary thereof, the JSC shall meet no less than once per quarter (and more often as is reasonably considered necessary at the request of any Party with reasonable notice). Thereafter, the JSC shall meet twice per year (and more often as is reasonably considered necessary at the request of any Party with reasonable notice).
3.5
Either Party may call a meeting of the JSC upon no less than [***] days’ notice to all other members of the JSC unless otherwise agreed by the JSC.
3.6
Meetings of the JSC may be held as a face-to-face meeting, teleconference or video conference, provided that all representatives participating in such meeting can communicate with each other simultaneously and instantaneously. The JSC shall hold one face-to-face meeting as agreed by JSC members per year (or other frequency agreed by the JSC). The presence of at least one member of the JSC from each Party shall be required for a quorum, and each Party may have a reasonable number of non-voting participants at such meetings, who shall be subject to confidentiality provisions at least as restrictive as those referred to in Section 14 of this Agreement.
3.7
The JSC will [***], with each Party’s members [***]. When [***] on any matter, [***].
3.8
All decisions made by the JSC shall be reflected in the minutes taken at each meeting of the JSC. The responsibility for preparing and delivering such minutes shall alternate between the Parties. Such minutes shall be communicated to each of the members of the JSC by means of facsimile or electronic mail. Any objection by a member of the JSC to the contents of the minutes of any meeting of the JSC must be by communication to the other members of the JSC within [***] business days following the communication of those minutes to the members.
4.
bacthera personnel
4.1
Bacthera shall use Commercially Reasonable Efforts to ensure that the individuals identified as “Key Personnel” in Exhibit 5 and FTEs specified are available to Manufacture each Batch of Product ordered by Seres hereunder.
(a)
Before assigning an individual to be one of the Key Personnel, Bacthera will notify Seres of the proposed assignment, introduce the individual to appropriate Seres representatives and provide Seres with a résumé and other information about the individual reasonably requested by Seres. If Seres in good faith objects to the proposed assignment, Bacthera will propose alternatives within a time period as to not leave a role vacant for more than [***] days or than otherwise reasonably agreed by both Parties.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(b)
Other than in the case of a resignation without notice, departures due to incapacity or death, or termination for cause under circumstances in which termination without notice is appropriate, Bacthera may not remove an individual assigned to be one of the Key Personnel until Seres has approved a suitable replacement (which approval shall not be unreasonably withheld, conditioned or delayed) and such replacement has been properly trained and made familiar with the Manufacture of the Products.
(c)
The Project Manager (as defined in Exhibit 1) assigned to work for Seres under this Agreement and the Direct FTEs in the Facility may [***] that [***] during [***]. [***].
4.2
Bacthera shall employ or engage a sufficient number of qualified and adequately trained Bacthera Personnel to ensure that Bacthera is able to meet its obligations under this Agreement, including Manufacture and delivery of Products in accordance with this Agreement (including delivery of the Products on or before the Delivery Date specified in the applicable Purchase Order).
4.3
Bacthera shall use Commercially Reasonable Efforts to guarantee that any absences due to illness and vacation of the trained Bacthera Personnel will not affect the compliance of its obligations, up to and including retaining appropriately experienced and trained staff for overtime work at its own expense.
4.4
The initial staffing plan for the Facility is set forth on Exhibit 6. The personnel filling the roles set forth therein (the “Direct FTEs”) [***]. Bacthera will cause each of the Direct FTEs to devote substantially full time and effort to the Manufacture of Products unless otherwise approved by Seres.
4.5
The Bacthera Personnel assigned to perform Bacthera’s obligations will be qualified and adequately trained. Bacthera will promptly remove an individual from Manufacturing under this Agreement upon Seres’ reasonable request if removal is in the interest of Manufacture. The Parties will immediately convene a meeting of the JSC to discuss the matter and vote on whether removal was reasonable and its impact on the production schedule. If either Party disputes the vote, resolution will follow the escalation pathway in Section 17.
4.6
As between Bacthera and Seres, Bacthera Personnel will be and remain employees, contractors, consultants or agents of Bacthera and/or its Affiliates, and Bacthera and/or its Affiliates will be solely responsible for the payment of compensation for the employees of Bacthera and/or its Affiliates (including applicable workers’ compensation insurance, social security contributions, and other similar statutory and fringe benefits). Bacthera covenants and agrees that Bacthera and/or its Affiliates will maintain workers’ compensation benefits and employers’ liability insurance as required by Applicable Laws with respect to all employees of Bacthera and/or its Affiliates working at the CoE.
5.
facility
5.1
Person in Plant. Seres shall be permitted to have, at no additional cost, [***] based at the Facility (the “Observer”) for the purpose of observing, reporting on, and consulting as to the performance of the Manufacture of the Product. Upon Seres’ reasonable request, Bacthera will allow Seres up to [***] additional Personnel to visit the Facility, any other relevant areas for Manufacturing of

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

the Products and any other common areas inside the CoE (e.g. entrance) and in particular the Facility, [***] from time to time for purposes of consulting on Manufacture of the Product, knowledge transfer and quality issues (the Observer and the [***] additional ones are referred to as “Personnel”). Subject to the terms of this Agreement, such Personnel shall not disrupt Manufacturing. For the avoidance of doubt, Bacthera shall not be obliged to make office space available for such Personnel other than the Observer. Such Personnel, while at the Facility, shall be subject to and agree to abide by (i) confidentiality obligations towards third parties, including by signing appropriate confidentiality agreements, and (ii) Bacthera’s customary practices and operating procedures and security procedures and general site policies of accessing the Visp manufacturing site and entering the Facility provided to the Personnel. Such Personnel will comply with all reasonable instructions of Bacthera’s employees at the Facility. Seres will be liable for any breaches of security by the Personnel. In addition, Seres will reimburse Bacthera for the cost of any lost security cards issued to the Personnel, at the rate of $ 50 per security card.
5.2
As between Bacthera and Seres, Personnel working at the Facility will be and remain employees, contractors, consultants or agents of Seres, and Seres will be solely responsible for the payment of compensation for such Personnel (including applicable Federal, state and local withholding, FICA and other payroll taxes, workers’ compensation insurance, health insurance, and other similar statutory and fringe benefits). Seres covenants and agrees to maintain workers’ compensation benefits and employers’ liability insurance as required by Applicable Laws with respect to all Personnel working at the Facility.
5.3
Seres will pay for the actual cost of repairing or replacing to its previous status (to the extent that Bacthera determines, in its reasonable judgments, that repairs cannot be adequately effected) any property of Bacthera damaged or destroyed by Personnel, provided Seres shall not be liable for repair or replacement costs resulting from ordinary wear and tear.
5.4
The Facility will be in operation[***] weeks per year, with no more than [***] weeks of shutdown each year following PPQ completion or as otherwise agreed by the Parties. Bacthera will be responsible for maintenance (including preventative maintenance) of the Facility (and equipment therein). Seres will reimburse Bacthera for additional capital expenses it incurs to replace equipment dedicated to Seres in the Facility at the end of its useful life.
5.5
Prior to [***] without Seres prior consent.
6.
seres obligations
6.1
Excuse:
(a)
Bacthera shall not be responsible for any delays directly arising out of Seres’ failure to perform its obligations under this Agreement, and Bacthera shall be excused from any failure to perform its obligations under this Agreement (including a failure to perform an obligation within the timeframes required under this Agreement), if and to the extent:
(i)
Seres’ failure to perform its obligations under this Agreement or any of its Exhibits prevented Bacthera from performing its obligations;

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(ii)
such failure by Bacthera would not have occurred but for Seres’ failure to perform its obligations; and
(iii)
Bacthera provides Seres with prompt notice following discovery of such nonperformance by Seres and uses Commercially Reasonable Efforts to perform notwithstanding Seres’ failure to perform. Seres acknowledges and agrees that such notice from Bacthera of a delay in delivery of SRM will be deemed to satisfy Bacthera’s notice provision hereunder in the event of such a delay.
(b)
To the extent any delay in performance by Bacthera is excused under this Section 6.1, (i) the deadlines for Bacthera performance shall be extended for a reasonable period of time to accommodate the delay actually and reasonably caused by Seres’ failure to perform its obligations in accordance with this Agreement; and (ii) Seres shall be responsible for any actual and reasonable out of pocket costs and expenses incurred by Bacthera as a result of such delay.
(c)
To the extent any delay in performance by Bacthera is excused under this Section 6.1 and such delay causes [***], Bacthera shall be entitled to commence invoicing the Suite Fee as of the date the [***].
(d)
If an extension under Section 6.1(b) results in a cancellation of a Batch that is not included in the Suite Fee, then Seres will pay a cancellation fee calculated in accordance with Exhibit 4.
6.2
Seres Obligations.
(a)
Without limiting the generality of Seres’ other obligations under this Agreement, Seres’ obligations during each of the following three phases are:

Construction (up to CQV completion)	Performing Seres obligations under Exhibit 1 in accordance with the timelines set forth therein.
Technology Transfer	Performing Seres’ obligations under Exhibit 8 (Technology Transfer) in accordance with the timelines set forth therein.
Following Marketing Approval at either Scale A or B
•
Providing Forecasts in accordance with this Agreement
•
Providing SRM [***]
•
Performing Seres’ obligations under the Quality Agreement in accordance with the timelines set forth therein
•
[***]
•
[***]
•
Market release

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(b)
Seres will make decisions in a timely manner and provide Bacthera such information regarding the Manufacturing process as may be reasonably requested by Bacthera and otherwise perform the functions expressly stated as a Seres responsibility in this Agreement and its Exhibits in accordance with the timelines, if any, set forth therein.
7.
purchase and supply
7.1
[***] months prior to the Commencement Date, Seres shall provide to Bacthera a non-binding rolling Forecast of its requests for each Product and update it monthly.
7.2
Promptly upon Seres’ receipt of Marketing Approval for a Product, Seres shall provide to Bacthera a non-binding [***] month Forecast of the number of Batches of each Product to be Manufactured in each month to be updated monthly. The first [***] months of a Forecast shall be binding.
7.3
Following receipt of each Forecast, and without limiting its obligations to supply the Product in accordance with this Agreement, Bacthera shall promptly provide Seres with a production schedule for the number of Batches included in such Forecast.
7.4
Seres may change the monthly quantity of Batches in the [***] month of a Forecast by up to the greater of [***]% or [***] per month or, upon Bacthera approval, more than [***]%. Seres may change the monthly quantity of Batches in the [***] month of the latest [***] month Forecast without limitation; provided that Seres shall not increase the Forecast for a month to Batches in excess of the [***].
7.5
Seres shall submit in writing or electronically Purchase Orders for the Batch(es) to Bacthera. Bacthera shall deliver the requested Batch(es) per the date specified by Seres in the Purchase Order consistent with the [***] of [***] and [***] of [***] (“Delivery Date”). If Seres submits a Purchase Order to Bacthera without providing at least the Minimum Lead Time, Bacthera will not be required to deliver the ordered Batch by the requested Delivery Date, but will use Commercially Reasonable Efforts to deliver the Batch in the Purchase Order on the requested date. The “Minimum Lead Time” for a Batch of SER-109 is [***] days, and for SER-287 shall be defined by the JSC. For clarity the Minimum Lead Time starts with receipt of the Purchase Order by Bacthera and ends at the Release.
7.6
Unless Bacthera expressly notifies Seres otherwise, Bacthera shall be deemed to have accepted any and all such Purchase Orders from Seres consistent with the [***] of the Forecast of [***]. In the event that Seres places Purchase Orders for Batches in excess of such binding period of the Forecast, then Bacthera shall, subject to available capacity and as reasonable as possible, deliver the excess Batches on the Delivery Date.
7.7
Seres may cancel a Batch, including production of a Batch to be Manufactured under a Purchase Order, upon written notice to Bacthera. Seres shall pay the cancellation fee (the “Cancellation Fee”) as set forth in Exhibit 4.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

8.
MATERIALS
8.1
Seres or its designees shall obtain and supply to Bacthera the SRM [***]. Seres shall further provide to Bacthera such data and information as necessary to apprise Bacthera of the proper storage and safe handling requirements for the SRM delivered by Seres or its designees, compliant to the Material Specifications. Bacthera will notify Seres as to Bacthera’s requirements for the SRM with reasonable lead-time prior to commencement of Manufacturing a Batch. Bacthera will promptly notify Seres of any SRM damaged or lost while in the possession of or under the control of Bacthera. Bacthera will promptly reimburse Seres for the costs of the SRM, such cost not to exceed [***].
8.2
Exhibit 7 sets forth the Parties’ understanding as of the Effective Date of the Raw Materials and Consumables that are to be used in the testing; packaging (primary and secondary); preparation; formulation; processing; production; filling; component assembly; finishing; analysis; labelling; quality control testing (including in-process, release, when applicable); and Release of the Products (the “Exhibit 7 Materials”). At least [***], the Parties will update Exhibit 7 to reflect any [***] that should be included thereon.
8.3
Bacthera will [***]
8.4
Bacthera shall [***].
8.5
Bacthera shall be responsible for and supply in accordance with the relevant Material Specifications, [***] in adequate quantities to be used by Bacthera for the Manufacture of the Product. The Parties agree that Bacthera is [***].
8.6
Bacthera shall procure [***], in each case that are compliant to the applicable Material Specifications.
8.7
Bacthera will instruct the suppliers [***]. Promptly, but in any event, within [***].
8.8
Upon full payment, [***]. Bacthera shall procure [***].
8.9
Bacthera shall handle the Materials in accordance with the applicable requirements of this Agreement and the Quality Agreement. For Exhibit 7 Materials that do not meet applicable requirements of this Agreement and the Quality Agreement, [***]. Bacthera shall use Materials on a first-in first-out basis.
8.10
Bacthera shall maintain an accurate inventory of Materials on hand throughout the Term and provide Seres a monthly report (each, an “Inventory Report”) of the quantity of each Material in its inventory (which report shall include identification, quantity and value). On each anniversary of the Commencement Date, Bacthera shall conduct, with a Seres representative, a physical inventory of all Materials and equipment and a quarterly risk-based physical inventory thereof and promptly provide Seres with a report indicating any variations from the latest Inventory Report.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

8.11
Without limiting each Party’s obligation to comply with the terms of this Agreement, each Party shall use Commercially Reasonable Efforts to minimize the other Party’s Raw Material and Consumable costs.
8.12
Upon cancellation of any Batch or termination or expiration of the Agreement, all unused Materials shall, at Seres’ election, be (a) held by Bacthera for future use for the Manufacture of Product for up to [***] months under the provisions of Section 9.10, (b) delivered to Seres, or (c) disposed of by Bacthera. Destruction and delivery costs will be borne by Seres, unless Seres terminates this Agreement under Section 18.2(a)(i), in which case Bacthera shall bear such costs.
9.
Manufacture and Delivery
9.1
Generally. Bacthera is responsible for providing resources (facilities, personnel, infrastructure) necessary to Manufacture the Product in accordance with the Forecast.
9.2
Testing. [***] prior to delivery of such Batch by Bacthera to Seres or its designee. [***] shall conduct the [***]. Notwithstanding the foregoing, [***].
9.3
Facility. Bacthera shall Manufacture each Product at the Facility. Bacthera shall maintain, the Facility and any other area relevant for the Manufacture of the Product(s) in a state of repair and operating efficiency consistent with the requirements of cGMP and other Applicable Law. In the event any change in the requirements of cGMP and other Applicable Law results in any regulatory or other costs to Bacthera, or requires that Bacthera make any expenditures at the Facility, such costs and expenditures shall be made and reimbursed in accordance with the procedures set forth in Exhibit 4.
9.4
Changes to Product Specifications. In the event any change in the applicable Product Specifications for a Product (as they may have changed from time to time under this Agreement) requested by Seres or mandated by Applicable Law results in any regulatory or other costs to Bacthera, or requires that Bacthera make any expenditures at the Facility, such costs and expenditures shall be made and reimbursed in accordance with the procedures set forth in Exhibit 4. Any change to the Product Specifications will be subject to Bacthera approval, which approval shall not be unreasonably withheld, conditioned or delayed.
9.5
[***].
(a)
Bacthera will use Commercially Reasonable Efforts to [***].
(b)
Promptly after the completion of each of the first [***] Batches [***] of each Product, Bacthera will report to Seres the [***].
(c)
Following (b) the Parties shall discuss and agree on an [***] based on the [***] in respect of such Batches, to be determined by the JSC from review of [***].
9.6
Acceptance and Rejection.
(a)
Bacthera shall deliver to Seres, concurrently with the delivery of each Batch of Product that has met the Product Specifications, a Certificate of Compliance and such other

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

documents and materials required to be delivered under the applicable Quality Agreement. Seres shall promptly examine such Batch to determine whether the Product conforms to the applicable Product Specifications. Seres shall notify Bacthera in writing of any investigation or rejection of a Product based on any claim that it fails to meet the Product Specifications or shortage in quantity of any individual shipment of any Product within [***] Business Days after Bacthera’s Release (or, in the case of any defects not reasonably susceptible to discovery upon receipt of the Product, within [***] after discovery by Seres); provided that Bacthera will not have any liability under this paragraph for rejected Product more than [***] after Release. If Seres fails to notify Bacthera of the non-conformity within the applicable period, then the delivery will be considered to have been accepted by Seres. Bacthera will have no liability for any non-conformance for which it has not received notice within the applicable period. Seres shall return any defective Batches to Bacthera or place such Batches in quarantine. Any such notice shall describe in reasonable detail the defect or non-conformity, and Seres shall initiate an investigation in consultation with Bacthera to determine whether the Batch should be accepted or rejected.
(b)
If the Parties disagree on the outcome of the investigation, either Party may treat the matter as a dispute under Section 17.
9.7
Costs Associated with Non-Conforming Batches (including In-Process Batches).
(a)
Until the [***] has been defined, [***].
(b)
Subject to Section 9.7(c), if a Batch fails to conform to the applicable Product Specifications, and such failure was attributable to Bacthera’s breach of this Agreement or the Quality Agreement, or [***], Bacthera shall replace the non-conforming Batch as promptly as practicable. Unless the SRM contained latent defects that were not reasonably detectable by Bacthera upon receipt thereof, (i) Bacthera shall not charge for the replacement Batch and (ii) [***].
(c)
Upon Bacthera’s instructions, Seres shall destroy or return any non-conforming Batch, the costs of which will be borne by Bacthera if the non-conformance was attributable to Bacthera’s failure to comply with this Agreement or the Quality Agreement.
(d)
The costs of handling, storage, transportation, treatment and disposal of Products, or reproduction thereof, pursuant to Section 9.1 shall be allocated between the Parties in accordance with Sections 9.7(a) and 9.7(b).
9.8
Delivery. Bacthera shall deliver all released Products [***] at the Facility. On or before the Delivery Date specified in the applicable Purchase Order, Bacthera shall, as directed by Seres, deliver the Product to a carrier designated by Seres or into storage at the Facility. Bacthera will package and label the Product for shipment in accordance with the Master Batch Record and Bacthera’s standard practices in effect at the time of performance by Bacthera. All Purchase Orders shall be filled in compliance with the terms and conditions of this Agreement and the Master Batch Record. Bacthera shall be responsible for preparation and submission of export declaration documents to Seres required for the Swiss export procedure of the Products. Any

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

third-party costs (e.g. duties, taxes, shipment) related to exporting will be reimbursed by Seres. Seres shall be responsible for the performance of the export clearance, import processes and clearances of the Products into the destination countries.
9.9
Title.
(a)
[***].
(b)
[***].
9.10
Storage. Bacthera will store the Materials, intermediates, and Products. In the event that storage outside the CoE is required, both Parties shall evaluate if storage outside of the Facility is possible. Bacthera may charge for such storage to the extent permitted under Exhibit 4. Bacthera shall store all Materials and Products in accordance with Applicable Law and Seres’ reasonable instructions. With respect to Products intended for commercial distribution, Bacthera shall maintain at least the amount of safety stock of Materials (the “Safety Stock”) necessary to supply the volume of Product included in the latest Forecasts for the next [***] days, to be further defined prior to CQV Completion. Such Safety Stock shall be stored in accordance with Seres’ reasonable instructions and cGMPs, and shall be maintained for the period required by cGMPs, unless otherwise approved by Seres. Bacthera shall use Materials from Safety Stock on a first-in first-out basis.
9.11
Batch Failure. After completion of the ***subject to Section 7.4, if during a calendar year Bacthera fails to deliver more than [***] if the cause of the defect was that (i) the SRM contained latent defects that were not reasonably detectable by Bacthera upon receipt thereof or (ii) the root cause of the failure is deemed to be the analytical method itself, which was executed by Seres. [***].
9.12
Improvements. Bacthera shall use Commercially Reasonable Efforts to improve productivity and Batch yield, including the achievement of efficiency gains resulting from continuous improvement activities and improvements to Manufacturing processes, and other opportunities to reduce the costs and Charges that are to be paid by Seres. Upon identification of an opportunity for improved productivity or other cost reduction, Bacthera shall prepare a proposal for submission to the JSC. Such proposal shall identify any investment that will be required from each Party and how the Charges and costs will be reduced to reflect a reasonable return to each Party of its investment as described in Exhibit 4, [***]. Bacthera shall report on its efforts under this Section 9.12 at each JSC meeting.
9.13
[***]. [***].
10.
intellectual property
10.1
Intellectual Property.
(a)
Except as the Parties may otherwise expressly agree in writing, each Party shall continue to own its existing patents, trademarks, copyrights, trade secrets and other Intellectual

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Property (“Background Intellectual Property”), without conferring any interests therein on the other Party.
(b)
Without limiting the generality of Section 10.1(a), but subject to Section 10.1(c), as between Bacthera and Seres, Seres shall own all right, title and interest arising under Applicable Law in and to the following developed by Bacthera or Seres under this Agreement: (i) all Products and the SRM, (ii) the processes, technology, know-how and techniques related to the Manufacture thereof that are not usable other than in the Manufacture of the Products, (iii) the labels for the Products (including any trademarks and copyrights associated therewith), and (iv) except as provided in Section 10.1(c), any inventions, discoveries, innovations, developments and improvements to any of the foregoing, in each case, whether patentable or copyrightable or not (collectively, “New Seres Intellectual Property”). [***].
(c)
Without limiting the generality of Section 10.1(a), as between Bacthera and Seres, Bacthera shall own all right, title and interest arising under Applicable Law in and to (i) all and any Intellectual Property developed by Bacthera in the course of its performance of its obligations under this Agreement to the extent that its use can reasonably be considered to be generally and primarily applicable to manufacturing chemical or biological products or product components or intermediates thereof for multiple products (including the Products) that do not involve New Seres Intellectual Property, and (ii) any inventions, discoveries, innovations, developments and improvements based on Bacthera’s Background Intellectual Property (collectively, “New Bacthera Intellectual Property”). Neither Seres nor any third party shall acquire any right, title or interest in New Bacthera Intellectual Property by virtue of this Agreement or otherwise, except to the extent expressly provided herein. [***].
(d)
Neither Party shall disclose the other Party’s Confidential Information that is included in the other Party’s Intellectual Property in any patent application without the other Party’s prior consent, which may not be unreasonably withheld, conditioned or delayed.
10.2
License.
(a)
Subject to the terms of this Agreement, Seres will grant Bacthera on the Commencement Date a non-exclusive, royalty-free, revocable license to make the Products in the Facility during the Term and solely at the Facility. Such license shall not be sublicensable, assignable or transferable in whole or in part. In the event that Bacthera becomes aware of any possible or actual infringement by a third party of New Seres Intellectual Property, it shall provide immediate written notice to Seres.
(b)
[***].
1.1
Technology Transfer.
(c)
Seres shall be responsible for providing complete and correct information regarding the Manufacture of the Products reasonably requested by Bacthera and making personnel knowledgeable about the Products and the Manufacturing process thereof reasonably

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

available to Bacthera upon Bacthera’s reasonable request, in each case to the extent required to enable the Bacthera Personnel responsible for the Design and Construction Work and the Manufacture of the Products to perform their obligations under this Agreement (“Technology Transfer Plan”, a draft of which is attached hereto as Exhibit 8 and shall be finalized within [***] days of the Effective Date). The Technology Transfer Plan will entail a description of the services to be provided, Product Specifications, a schedule for the completion of the technology transfer, and such other information as is necessary for the Manufacture of the Product.
(d)
[***].
10.3
Disclaimer. Except as otherwise expressly provided herein, nothing contained in this Agreement shall be construed or interpreted, either expressly or by implication, or otherwise, as: (i) a grant, transfer or other conveyance by either Party to the other of any right, title, license or other interest of any kind in any of its Intellectual Property, (ii) creating an obligation on the part of either Party to make any such grant, transfer or other conveyance or (iii) requiring either Party to participate with the other Party in any cooperative development program or project of any kind or to continue with any such program or project.
10.4
Confidentiality of Intellectual Property. Intellectual Property shall be deemed to be the Confidential Information of the Party owning such Intellectual Property. The protection of each Party’s Confidential Information is described in Section 14.
11.
Subcontractors
11.1
Bacthera shall not subcontract its obligations under this Agreement (other than for the Design and Construction Work or to an Affiliate) without the prior written consent of Seres, which consent shall not be unreasonably withheld, conditioned or delayed. As of the Effective Date, Seres has given its consent to the subcontractors set forth in Exhibit 9.
11.2
[***].
11.3
Bacthera will cause each subcontractor, Affiliate, and person who is involved in the conception or development of Intellectual Property that is to be owned by Seres or is provided access to Seres’ Confidential Information to sign non-disclosure and assignment of invention agreements reasonably acceptable to Seres.
11.4
Subject to Section 11.1, all Manufacturing to be provided in relation to the Product or the Design and Construction Work to be performed under this Agreement according to Exhibit 1 may be performed by Bacthera, a subcontractor or by an Affiliate of Bacthera.
12.
regulatory and quality matters
12.1
Permits, Registrations and Licenses.
(a)
Seres will be responsible, at its expense, for obtaining, maintaining, updating and remaining in compliance with all permits, licenses and other authorizations during the Term, which are necessary or required under Applicable Laws and which are applicable to

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

the use and commercial distribution of Product Manufactured by Bacthera hereunder. Bacthera will provide reasonable cooperation and assistance in connection with Seres filing the applicable Marketing Approvals at the rates set forth in Section 2.5 of Exhibit 4.
(b)
Bacthera will be responsible for, at its expense, obtaining and maintaining all generally required permits, registrations and licenses applicable to the Facility, including any such permits, registrations and licences applicable to the CoE and necessary for the occupancy, access and use of the Facility (other than the permits, licenses and authorizations that Seres is obligated to obtain under Section 12.1(a)), including any that are required for the performance of the Design and Construction Work and to the production of pharmaceutical and biological products generally to the extent required for Bacthera to carry out its regulatory and Manufacturing obligations hereunder.
(c)
Additional requirements for permits, licenses and other authorizations relating to the design and construction of the Facility, any other relevant areas for Manufacturing of the Products and any other common areas inside the CoE are set forth in Exhibit 1.
12.2
Quality Agreement. At least [***], the Parties shall agree in writing to a Quality Agreement. [***]. The Quality Agreement is intended to supplement this Agreement and shall be incorporated in this Agreement in its entirety, except that in the event of a conflict between any term, condition or provision of this Agreement and any term, condition or provision of the Quality Agreement, the applicable term, condition or provision of the Quality Agreement shall control unless specifically set forth otherwise in this Agreement or otherwise agreed in writing by the Parties.
12.3
Facility Audits. Representatives (including internal and external auditors) of Seres and its Affiliates (a) shall, upon Seres’ request, be permitted to review Bacthera’s quality system records, including, without limitation, quality control and standard operating procedures and related documents; and (b) may at Seres’ costs, during normal business hours and with reasonable advance notice, conduct a supplier audit of the Facility. Bacthera shall promptly remedy or cause the remedy of any deficiencies that may be noted in any such audit. The time spent by Bacthera Personnel in connection with Seres’ audits of the Facility in excess of one per twelve (12) month period (excluding inspections by Regulatory Authorities) shall be charged at a daily rate of [***].
12.4
Inspections by Regulatory Authorities. Seres shall give Bacthera advance notice, to the extent that advance notice is given to Seres, of any site visit to the Facility by any Government Authority, the purpose of which is to inspect the Manufacture of any Product or the compliance status of the Facility under Applicable Law, in accordance with the terms and conditions of the Quality Agreements. In any event, Bacthera shall advise Seres of the occurrence of any such visit immediately upon such visit, including visits that are unrelated to the Products and any safety or environmental inspections, and Bacthera shall furnish to Seres all material information supplied to, or supplied by, any Government Authority, including the Form 483 (and foreign equivalent) observations and responses, to the extent that such information relates to such Product or the ability of Bacthera to comply with the terms of this Agreement or Applicable Law. In addition, and without limitation on the foregoing, to the extent permitted by the applicable Government Authority, representatives of Seres shall be permitted to participate as observer or active as subject matter expert if required in any such site visit by a Government Authority, and Bacthera shall provide Seres with a reasonable opportunity to review and comment upon any response to

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

the Government Authority to the extent the response relates to Product prior to delivery to the Government Authority.
12.5
Adverse Event Reporting. Seres shall be responsible for reporting adverse events and complaints with respect to any Product (including the Materials), and for responding to any such reports and complaints, in accordance with the terms and conditions of the applicable Quality Agreement. Bacthera shall promptly notify Seres of any information Bacthera receives related to an adverse event or complaint.
12.6
Recalls. In the event Seres is required to recall any Product, or elects to institute a voluntary recall, Seres will be responsible for coordinating such recall. Seres will promptly notify Bacthera of such recall and provide Bacthera with a copy of all documents relating to such recall. Bacthera will cooperate with Seres in connection with any recall, at Seres’ expense, unless the recall is determined to have been necessitated by [***] to perform the Manufacturing activities at issue in accordance with Applicable Law or this Agreement. [***] will be responsible for all of the costs and expenses of recalls (including but not limited to costs associated with receiving and administering the recalled Product and notification of the recall to those persons whom [***] deems appropriate), except for recalls determined to have been necessitated by [***] to perform the Manufacturing activities at issue in accordance with Applicable Law or this Agreement, in which case [***] will be responsible for all of the costs and expenses of such recalls to the extent caused [***] to perform Manufacturing activities at issue in accordance with Applicable Law or this Agreement.
12.7
Health, Safety and Environmental Compliance. All Manufacturing operations shall be performed using appropriate safety measures and containment techniques as dictated by Applicable Law and industry standards. Bacthera shall be solely responsible for implementing and maintaining health and safety procedures for the Manufacture of Product and performance of services under this Agreement and for the handling of any materials or hazardous waste used in or generated by such activities. Bacthera, in consultation with Seres, shall develop safety and handling procedures for Materials and Product; provided, however, that Seres shall have no responsibility for Bacthera’s health and safety program. The generation, collection, storage, handling, transportation, movement and release of hazardous materials and waste generated in connection with the Manufacture of Product and other services under this Agreement shall be the responsibility of Bacthera at Bacthera’s cost and expense, unless otherwise agreed to in writing by the Parties for special situations or conditions. Without limiting other legally applicable requirements, Bacthera shall prepare, execute and maintain, as the generator of waste, all licenses, registrations, approvals, authorizations, notices, shipping documents and waste manifests required under Applicable Law. Bacthera shall promptly notify Seres of any significant safety or environmental issues discovered by Bacthera (whether or not in connection with a visit by Regulatory Authorities).
12.8
Distribution. In the event that Seres seeks to distribute Product, including as an investigational medicinal product, Seres will be responsible at its own expense for obtaining all permits, licenses and other authorizations required by Applicable Law to distribute Product in the applicable jurisdiction.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

13.
charges, invoicing, payment and taxes
13.1
Charges.

The Charges under this Agreement (and permitted and required adjustments thereto) are set forth in Exhibit 4.

13.2
Invoicing.
(a)
Bacthera shall promptly invoice Seres for the Suite Fee under Exhibit 4 on a monthly basis in arrears or Milestone Payments under Section 11.1 of Exhibit 1 upon achievement of the milestone. The invoice for the Suite Fee must be issued by the first Business Day of each month. Bacthera shall send invoices to [***].
(b)
Bacthera shall invoice Seres for the Additional Batch Fee for each Batch in accordance with Exhibit 4 upon Release of the Batch.
13.3
Payment Terms. Except as otherwise stated in Exhibit 4, Seres shall pay all undisputed amounts pursuant to this Agreement within [***] days after receipt of an invoice therefor from Bacthera by direct wire transfer of Swiss Francs in immediately available funds in the requisite amount to [***].
13.4
Disputed Amounts. [***].
13.5
Payment Default. If Seres fails to pay any undisputed invoice on the due date, interest shall accrue on any amount overdue at the Interest Rate on a day-to-day basis until full payment. If such payment exceeds [***] and Seres fails to pay within [***] days after notice of non-payment, Bacthera may, at its sole discretion, and without prejudice to any other of its accrued rights, be entitled to suspend the provision of the Manufacture and or delivery of Product until all undisputed amounts that are overdue have been paid in full, including the Interest Rate.
13.6
Taxes.
(a)
Retained Taxes. Each Party will be responsible for the payment of any taxes, levies and charges on its own personal and real property, business and franchise and privilege taxes on its business, and for taxes based on its net income or gross receipts (“Income Taxes”), in each case that are imposed by applicable Government Authorities (collectively, the “Retained Taxes”). If required by Applicable Law, Seres will be entitled to withhold an amount in respect of any Income Tax from any payment to Bacthera only to the extent Bacthera does not benefit of any exemption of withholding tax under applicable tax treaties or to the limit of any reduced withholding tax Bacthera may benefit under applicable tax treaties. Seres shall inform Bacthera in writing in advance of any such required tax withholding, as well as of any reduced withholding tax or exemption of withholding tax Bacthera may benefit under applicable tax treaties and the respective formalities, and Bacthera shall provide applicable internal revenue service forms or other tax authority forms to ensure that any withholding tax treaty benefits qualifications are met. If any amounts in respect of Income Taxes are withheld by Seres, Seres shall pay such

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

amounts over to the applicable Governmental Authority and provide documentation to Bacthera evidencing such payment.
(b)
Export/Import Taxes. Seres shall be responsible for the taxes, duties, tariffs, consular fees, levies, penalties, and other charges (other than VAT, as defined in Section 13.6(d)) imposed by applicable Governmental Authorities on the import or export of the Products (“Export/Import Taxes”) to the extent such Party is responsible for such amounts in accordance with the Incoterms® 2020 delivery terms set forth in Section 9.8.
(c)
Other Taxes. Seres shall be responsible for all goods, VAT(as defined in Section 13.6(d)) , sales, use, consumption and other similar taxes, levies and charges (other than Retained Taxes and Export/Import Taxes) imposed by applicable Governmental Authorities in connection with the delivery of the Products to Seres or any invoice to the extent that such taxes, levies or charges cannot be recovered by Bacthera (or representative member of any group of which Bacthera forms part for VAT purposes) from the applicable Governmental Authorities. If Bacthera is required to pay any part of such taxes, levies and charges, Seres shall reimburse Bacthera for such taxes, levies and charges. Notwithstanding the foregoing, Seres will not be responsible for any VAT (and therefore any payments by Seres under this Agreement will be inclusive of VAT) to the extent that such VAT is not recoverable by Bacthera (or representative member of any group of which Bacthera forms part for VAT purposes) but which would have been recoverable by it (or representative member of any group of which it forms part for VAT purposes) had it qualified as an importer of Materials and other goods imported to Switzerland under this Agreement for the purposes of Swiss import VAT (art. 51 Swiss Federal Act on Value Added Tax (SR 641.20)).
(d)
VAT.
(i)
Value Added Tax (“VAT”) means (i) on Swiss territory the value added tax (VAT) which is levied in accordance with the Federal Act on Value Added Tax (SR 641.20) and the Ordinance on Value Added Tax (SR 641.201), (ii) within the European Union, such Tax as may be levied in accordance with (but subject to derogations from) the Directive 2006/112/EC and (iii) outside the European Union, any Tax levied by reference to added value, sales and/or consumption.
(ii)
Each Party intends and expects that to the extent that Bacthera (or its Affiliate) makes any supply of Product or any other supply of goods and services to Seres under this Agreement that is within the scope of VAT, such a supply will be zero rated for VAT purposes; and
(iii)
Each Party agrees that to the extent that a supply of Materials is subject to a charge to import VAT, Bacthera expects to reclaim any such VAT as input tax and will use Commercially Reasonable Efforts to maximize its VAT recovery position.
(e)
Cooperation. Each Party shall cooperate, as reasonably requested by the other, to minimize the amount of all amounts payable to Government Authorities under this Section 13.6, including by claiming any available exemption or any available refund, credit

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

or other recovery, and by executing and filing any invoices, forms or certificates reasonably required, in each case, to the extent that doing so would not adversely and materially affect such Party.
13.7
Audits. Bacthera shall maintain full and accurate financial records pertaining to amounts invoiced under this Agreement on a consistent basis and in accordance with [***]. Bacthera shall maintain such records for three (3) years after their creation or such longer period as may be required under Applicable Law. Such records shall include all invoices (including invoices from subcontractors) and the original documentation for any out-of-pocket expenses incurred in connection with this Agreement. Upon Seres’ request, Bacthera will provide Seres or its independent auditor with access to financial records and other documentation and information (including third party invoices and any other amounts paid or incurred by Bacthera that are paid directly or indirectly by Seres under this Agreement) as reasonably necessary for Seres to verify the accuracy of invoices.
13.8
Foreign Corrupt Practices Act. The Parties confirm that any compensation payable hereunder does not constitute remuneration or other means to attempt to corruptly influence any person to act in his official capacity to assist either Seres or Bacthera in obtaining or retaining business in violation of the U.S. Foreign Corrupt Practices Act, the UK Bribery Act, any Applicable Laws enacted to implement the Organisation for Economic Co-operation and Development (OECD) Convention on Combating Bribery of Foreign Officials in International Business Transactions or other Applicable Laws relating to bribery, corruption, kick-backs or other improper payments (“Anti-Corruption Laws”). In connection with each Party’s obligations under this Agreement, neither Seres nor Bacthera has made or offered, or hereafter will make or offer, directly or indirectly, any payment or inducement to any person with the intent to corruptly influence such person to act in his official capacity to assist either Seres or Bacthera in obtaining or retaining business in violation of applicable Anti-Corruption Laws. In connection with this Agreement, neither Party will give to or accept from any other person anything of value in order to obtain an improper business advantage. Any breach of the foregoing provision will be deemed a material breach of this Agreement that is not capable of relief and will entitle the nonbreaching Party to terminate this Agreement with immediate effect.
14.
confidentiality
14.1
Confidential Information. In connection with this Agreement, Seres may disclose certain confidential information that is Seres Intellectual Property to Bacthera and its Affiliates and Bacthera may disclose certain confidential information that is Bacthera Intellectual Property and Licensed Know-How to Seres (such confidential information, “Confidential Information”). Without limiting the foregoing, the terms of this Agreement and the information shared thereunder are the Confidential Information of both Parties and shall be treated confidentially by each of the Parties, subject to the exceptions set forth in Section 14.6. In addition, [***] and shall be treated confidentially by Bacthera and the Bacthera Personnel. Information that was exchanged by the Parties prior to the Effective Date pursuant to the Confidential Disclosure Agreement shall be governed by such Confidential Disclosure Agreement, provided that any such information that is subsequently exchanged by the Parties under this Agreement shall, from that time, be governed by the terms of this Agreement.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

14.2
Restrictions. A Party and its Affiliates (the “Receiving Party”) that receives Confidential Information from the other Party and its Affiliates (the “Disclosing Party”) shall keep all of the Disclosing Party’s Confidential Information in confidence with the same degree of care with which the Receiving Party holds its own Confidential Information (but in no event use less than Commercially Reasonable Efforts to prevent unauthorized disclosure). A Receiving Party shall not use the Disclosing Party’s Confidential Information except in connection with the performance of its obligations and exercise of its rights under this Agreement.
14.3
Exceptions. The obligations of confidentiality and restrictions on use of Confidential Information under Section 14.2 do not apply to any information that the Receiving Party can prove by competent written evidence: (a) is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party, generally known or available to the public; (b) is known by the Receiving Party at the time of receiving such information, other than by previous disclosure of the Disclosing Party, or its Affiliates, employees, agents, consultants, or contractors; (c) is hereafter furnished to the Receiving Party without restriction by a third party who has no obligation of confidentiality or limitations on use with respect thereto, as a matter of right; or (d) is independently discovered or developed by the Receiving Party without the use of Confidential Information belonging to the Disclosing Party. Specific information shall not be deemed to be within any of the foregoing exclusions merely because it is embraced by more general information falling within those exclusions.
14.4
Permitted Disclosures. The Receiving Party may disclose Confidential Information belonging to the Disclosing Party as expressly permitted by this Agreement or if and to the extent such disclosure is reasonably necessary in the following instances:
(a)
prosecuting or defending disputes between the Parties;
(b)
Regulatory Filings for a Product;
(c)
complying with Applicable Laws, including securities laws;
(d)
disclosure to its and its Affiliates’ employees, consultants, contractors, subcontractors and agents, and to sublicensees upon informing the Disclosing Party in writing, in each case on a need-to-know basis in connection with the Manufacture (and in the case of Seres as Receiving Party, importing, exporting, offering for sale, selling, commercialization, or other exploitation) of the Products, in each case under written obligations of confidentiality and, except as necessary for the provision of the Manufacture under this Agreement, non-use at least as stringent as those herein; and
(e)
[***].

Notwithstanding the foregoing, if a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Section 14.4(b) or (c), it shall, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use efforts to secure confidential treatment of such Confidential Information at least as diligent as such Party would use to protect its own Confidential Information, but in no event less than Commercially Reasonable Efforts . Any information disclosed pursuant to Section 14.4(b) or (c) remains

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Confidential Information and subject to the restrictions set forth in this Agreement, including the foregoing provisions of this Section 14.4.

14.5
Public Domain Information and Residual Knowledge. Nothing in this Agreement shall prevent a Party from using any know-how that is in the public domain. A Party shall also not be restricted under, and shall not be in breach of, this Agreement from using, within or outside this Agreement and for any purpose, any general knowledge, skill, and expertise acquired by its employees (or its Affiliates’ employees) in their performance of this Agreement (“Residuals”) solely to the extent such Residuals shall have been retained in the unaided memory (without intentional memorization) of such employees in intangible form and without use by the Party or such employees of tangible copies of any Confidential Information of the other Party; provided that this provision will not be deemed in any event to provide any right to infringe the patent rights of the other Party or of third parties that have licensed or provided materials to the other Party; provided, further, that a Party’s use of such Residuals is on an “as is, where is” basis, with all faults and all representations and warranties disclaimed and at such Party’s sole risk.
14.6
Disclosure of Agreement. Notwithstanding the foregoing, either Party or its Affiliates may disclose the relevant terms of this Agreement: (a) to the extent required or advisable to comply with the rules and regulations promulgated by the U.S. Securities and Exchange Commission or any equivalent governmental agency in any country in the territory where the Product is sold, provided that such Party shall submit a confidential treatment request in connection with such disclosure and shall submit with such confidential treatment request only such redacted form of this Agreement as may be mutually agreed in writing by the Parties; (b) upon request from a Governmental Authority (such as a tax authority), provided the Disclosing Party uses reasonable efforts to ensure the Governmental Authority maintains such terms as confidential; [***].
14.7
Publication. Seres shall be entitled to issue scientific publications and make presentations with respect to the Products, and their Manufacture without approval by Bacthera, and Seres shall be in control of any publications or scientific presentations regarding the Products or their Manufacture (including testing) subject to this Section 14.7, provided that no Confidential Information of Bacthera or its Affiliates is being shared in such publications and presentations without Bacthera’s or its Affiliates prior written consent. Bacthera shall not issue any scientific publications regarding the Products or their Manufacture (including testing) without Seres’ prior written consent, which shall not be unreasonably withheld.
15.
representations, warranties, undertakings and covenants
15.1
By Each Party. Each Party represents, warrants, undertakes and covenants to the other that: (i) it is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement; (ii) it has all necessary power and authority to execute and deliver this Agreement to perform its obligations hereunder and to consummate the transactions contemplated hereby; (iii) its execution and delivery of this Agreement have been duly and validly authorized by all necessary action, and no other proceedings on its part are necessary to authorize this Agreement or to consummate the transactions contemplated hereby; and (iv) this Agreement has been duly authorized and validly executed and delivered by it and constitutes a legal, valid and binding obligation on it, enforceable against it in accordance with the terms of this Agreement.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

15.2
By Bacthera (Manufacturing). Bacthera represents, warrants, undertakes and covenants that: [***].
15.3
By Bacthera (Design and Construction Work). Bacthera represents, warrants, undertakes and covenants that:
(a)
[***];
(b)
[***];
(c)
[***]; and
(d)
[***].
15.4
By Bacthera (Importing). Bacthera represents, warrants, undertakes and covenants that [***].
15.5
By Seres. Seres represents, warrants, undertakes and covenants that: [***].
15.6
Disclaimer of Warranties. EXCEPT AS SPECIFICALLY SET FORTH IN THIS SECTION 15, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE, NON-INFRINGEMENT AND ANY OTHER STATUTORY WARRANTY.
16.
indemnification
16.1
Indemnification by Seres. Seres shall indemnify, defend and hold Bacthera and its Affiliates, and their respective agents, employees, officers and directors (the “Bacthera Indemnitees”) harmless from and against [***]; provided, however, that Seres’ obligations pursuant to this Section 16.1 will not apply to the extent such claims or suits result from the acts or omissions of any of the Bacthera Indemnitees.
16.2
Indemnification by Bacthera. Bacthera shall indemnify, defend and hold Seres and its Affiliates, and their respective agents, employees, officers and directors (the “Seres Indemnitees”) harmless from and against [***]; provided, however, that Bacthera’s obligations pursuant to this Section 16.2 will not apply to the extent such claims or suits result from the acts or omissions of any of the Seres Indemnitees.
16.3
Notification of Claim. A Party seeking indemnification shall: (a) promptly notify (“Claim Notice”) the indemnifying Party as soon as it becomes aware of a claim or suit for which indemnification may be sought pursuant hereto (provided that the failure to give a Claim Notice promptly shall not prejudice the rights of an indemnified Party except to the extent that the failure to give such prompt notice materially adversely affects the ability of the indemnifying Party to defend the claim or suit); (b) cooperate with the indemnifying Party in the defense of such claim or suit, at the expense of the indemnifying Party; and (c) if the indemnifying Party confirms in writing to the indemnified Party its intention to defend such claim or suit within ten (10) days after receipt of the Claim Notice, permit the indemnifying Party to control the defense of such claim or suit, including without limitation the right to select defense counsel; provided that if the indemnifying Party fails to (i) provide such confirmation in writing within the ten (10) day period; or (ii) diligently

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

and reasonably defend such suit or claim at any time, its right to defend the claim or suit shall terminate immediately upon ten (10) days’ written notice to the indemnifying Party and the indemnified Party may assume the defense of such claim or suit [***]. In no event, however, may the indemnifying Party [***]. Seres shall promptly notify Bacthera in writing if it receives or is notified of a formal written claim from a third party that Seres Information and/or Seres Intellectual Property or that the use by Bacthera thereof for the provision of the Manufacturing process infringes, misappropriates or violates (as the case may be) any proprietary or Intellectual Property or other rights of any third party.
17.
Dispute Resolution

Any dispute between the Parties arising out of or relating to this Agreement, including with respect to the interpretation of any provision of this Agreement and with respect to the performance by a Party, shall be finally settled as provided in this Section 17.

17.1
Informal Dispute Resolution.
(a)
Any claim or dispute between the Parties arising out of or relating to this Agreement shall be resolved as follows:
(i)
First by the JSC; then
(ii)
If the JSC cannot resolve the claim or dispute within [***], either Party may escalate the matter to the Chief Executive Officers of each Party; then
(iii)
If the Chief Executive Officers cannot resolve the claim or dispute within [***], either Party may escalate the matter to their respective boards of directors.
(b)
If a claim or dispute is not resolved within [***] days after the matter has been provided to the board members using the procedures set out in Section 17.1(a), and if either Party so chooses, the claim or dispute shall be finally settled as set out in Section 17.2.
(c)
This Section 17.1 shall not preclude either Party from obtaining equitable relief on an urgent basis from a court of competent jurisdiction or from avoiding the lapse of a contractual or statutory limitations period pending the decision of the arbitrator.
17.2
Formal Dispute Resolution.
(a)
Each Party hereto agrees to submit to the exclusive jurisdiction of the [***] for any dispute of whatsoever nature which arises out of or in connection with this Agreement, including any dispute as to the validity, existence, enforceability, interpretation, application, implementation, breach, termination or cancellation of this Agreement or as to the Parties’ rights and/or obligations in terms of this Agreement or in connection with any documents furnished by the Parties in terms of this Agreement, which are not resolved in the manner referred to in Section 17.1 (each, a “Proceeding”). Each Party further agrees (a) to commence any Proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement only in the Specified Courts; (b) to waive any objection to the laying of venue of any Proceeding arising out of or relating to this

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Agreement or the transactions contemplated hereby in the Specified Courts; and (c) to waive and not to plead or claim that any such Proceeding brought in any of the Specified Courts has been brought in an inconvenient forum; provided, however, that such submission to the jurisdiction of the Specified Courts is solely for the purpose referred to herein and shall not be deemed to be a general submission to the jurisdiction of such courts or any other courts other than for such purpose.
17.3
[***]. [***].
17.4
Obligation to Perform. Subject to each Party’s termination rights hereunder and Seres’ right to withhold disputed amounts, each Party shall continue to perform its obligations under this Agreement during a dispute.
18.
Term and Termination
18.1
Term. The initial term of this Agreement commences on the Effective Date and continues until the 10th anniversary of the earlier of the (a) CQV Completion or (b) commencement of Manufacturing, unless earlier terminated in accordance with this Section or extended for a Termination Assistance Period (the “Initial Term”, and, together with the Initial Renewal Term and Additional Renewal Term(s), the “Term”). Thereafter, Seres may extend the Term for an additional three-year period (the “Initial Renewal Term”). After the Initial Renewal Period, the Term shall automatically extend for additional three-year periods (each, an “Additional Renewal Term”) on the terms and conditions then in effect, unless either (i) Seres provides notice two (2) years before the end of the Term of its intent not to renew or (ii) Bacthera, at least thirty-six (36) months prior to the end of the Initial Renewal Term or the applicable Additional Renewal Term, notifies Seres of Bacthera’s intention to terminate the Agreement, in which case, this Agreement will terminate at the end of the then-current Term. No termination charges other than the charges in Section 18 shall be applicable to any termination or the expiration of the Initial Term, the Initial Renewal Term or any Additional Renewal Term.
18.2
Termination for Cause.
(a)
Upon written notice to Bacthera, Seres may terminate this Agreement in its entirety or with respect to a Product if:
(i)
[***];
(ii)
[***];
(iii)
[***];
(iv)
[***];
(v)
[***]; or
(vi)
[***].

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(b)
Upon written notice to Seres, Bacthera may terminate this Agreement immediately in its entirety or with respect to a Product if:
(i)
[***];
(ii)
[***].
(iii)
[***].
(iv)
Seres [***].
18.3
Termination for Convenience. Seres may terminate this Agreement in whole or in part for convenience upon [***].
18.4
Consequences of Termination or Expiration. Any termination or expiration of this Agreement shall be accomplished without penalty and shall not relieve or release either Party from any rights, liabilities or obligations that may have accrued under Applicable Law or this Agreement. In the event of any such termination or expiration, the requirements set forth in this Section shall apply.
(a)
If the Agreement is terminated prior to the applicable Term, Seres shall pay the applicable Charges for the Purchase Orders [***] as of the last day of the Term to the extent Manufactured and delivered in accordance with Applicable Law and this Agreement. To the extent payable under Exhibit 4, Seres shall pay the Cancellation Fee for all Purchase Orders and the respective Batches that cannot be irrevocably cancelled. [***].
(b)
In the case of a termination, in addition to all other amounts payable under this Section 18.4, Seres shall reimburse Bacthera for all documented and reasonable out-of-pocket costs to which Bacthera has irrevocably committed as of the effective date of termination [***].
(c)
Within [***] days after the effective date of termination or expiration, Bacthera shall deliver to Seres or destroy, as directed by Seres, all unused Materials ordered and paid for by Seres that are not required by Bacthera to meet its obligations under this Agreement. [***].
(d)
Seres shall reimburse Bacthera for all unrecovered capital expenses incurred by Bacthera in support of Seres, including fixtures in the Facility that are required solely for the Manufacture of the Products hereunder [***].
(e)
Upon termination or expiration of this Agreement, Bacthera will make all equipment (other than fixtures) in the Facility available to Seres for removal and shall reasonably cooperate with Seres’ efforts to de-install, package, remove and ship such equipment at Seres’ expense.
(f)
Seres shall pay all third-party costs reasonably required for decommissioning and decontamination of the Facility in accordance with Applicable Law. Bacthera shall use Commercially Reasonable Efforts to support the decommissioning and decontamination activities so that they are completed as quickly as practicable.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(g)
If there is a termination of the Agreement prior to the expiration of the Initial Term, Seres shall continue to pay the applicable Suite Fee under Exhibit 4 during the Ramp-Down Period [***]. The “Ramp-Down Period” shall be [***] months in the case of a termination by Seres under Section 18.2(a)(v) or 18.3, and for any other termination by Seres, the earlier of (i) the date on which Bacthera notifies Seres that it has vacated the Facility and completed decontamination or decommissioning or (ii) [***] after such a termination.
(h)
Seres can only place Purchase Orders with a Delivery Date prior to the effective date of expiration of the Term. If the Agreement is terminated by Seres, Seres can only place Purchase Orders with a Delivery Date that is earlier than [***] prior to the end of the Ramp-Down Period. Bacthera will fill all Purchase Orders placed in accordance with this Section 18.4(h).
(i)
On the effective date of termination or expiration, the applicable rights granted to either Party in Section 14 shall terminate and eitherParty shall (i) deliver to the other Party a current copy of that other Party’s Intellectual Property and other Confidential Information in the form in use as of such date; and (ii) destroy or erase all other copies of the other Party’s Intellectual Property and Confidential Information in the possession of the other Party or its agents. Either Party shall, upon the other Party’s request, certify in writing to the other Party, in a form acceptable to that other Party and executed by an authorized officer of the Party, that all such copies have been destroyed or erased.
(j)
The Parties shall reasonably cooperate to document a copy of all the Bacthera Intellectual Property necessary for the Manufacture of the Products, in the form in use as of the date of termination or expiration of this Agreement.
18.5
Termination Assistance. If this Agreement terminates or expires, in whole or in part, for any reason, Seres may require Bacthera, during the Termination Assistance Period, to:
(a)
[***];
(b)
provide complete and correct information regarding the Manufacture of the Products reasonably requested by Seres or another supplier designated by Seres and making Bacthera Personnel who are knowledgeable about the Manufacturing process thereof reasonably available to Seres or such supplier upon Seres’ reasonable request, in each case to the extent required to enable Seres or its designated supplier who are assuming responsibility for the Manufacture of the Products to do so; and
(c)
perform any other activities reasonably requested by Seres to transfer the Manufacture of the Products to Seres or another supplier (the activities in clauses (a) through (c) in this Section 18.5, the “Termination Assistance Activities”).

During a Termination Assistance Period, the Termination Assistance Activities shall be of the same quality, level of performance and scope as provided prior to termination, but not less than as required under the Agreement. Bacthera shall invoice the Termination Assistance Activities at the rates set forth in Section 4.3 of Exhibit 4 (“Termination Assistance Charges”).

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

18.6
[***].
(a)
[***].
(b)
[***].
(c)
[***].
(d)
[***].
18.7
Survival. Sections [***] shall survive the expiration or termination of this Agreement.
19.
Insurance
19.1
The Parties acknowledge that at the time of signing this Agreement they are not yet in a position to reach an agreement on the subject of insurance due to the fact that the Parties are currently reviewing their respective insurance policies. Therefore, they agree to reach an agreement in good faith at the appropriate time.
19.2
Bacthera or its Affiliates shall provide the following insurance coverage [***].
(a)
[***];
(b)
[***].
19.3
[***], each Party shall obtain and thereafter provide for appropriate property insurance coverage in respect of [***].
19.4
The foregoing insurance coverage shall be primary and non-contributing with respect to any other insurance or self-insurance that may be maintained by the other Party and its Affiliates. [***]. The Party required to maintain such insurance shall cause its insurers to issue a certificate of insurance from the applicable insurer that evidences that the coverage and policy endorsements required under this Agreement are maintained in force. The insurers selected by Bacthera shall have an [***] rating of [***].
19.5
In the event that any of the required policies of insurance are written on a claims-made basis, then such policies shall be maintained during the entire Term and for a period of not less than [***] years following the termination or expiration of the Term. During the Term and such [***] year period, the Party required to maintain insurance shall use Commercially Reasonable Efforts not to permit any insurance set forth in Section 19.2 or Section 19.3 to be reduced, expired or cancelled without the prior written consent of the other Party.
20.
Miscellaneous
20.1
Independent Contractors. This Agreement does not create a joint venture, partnership, employment relationship or other agency relationship between the Parties or their Affiliates. Neither Party shall be obligated with respect to any transaction, and no obligation or rights or liabilities of any kind whatsoever are created (or shall be deemed to be created) as a result of this

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Agreement or any other written or oral statement or any further actions by the Parties, except in the case of this Agreement for the provisions expressly contained herein.
20.2
Assignment. [***].
20.3
Third-Party Beneficiaries. The Agreement is for the sole benefit of the Parties and their permitted assigns and each such Party intends that the Agreement shall not benefit, or create a right or cause of action in or on behalf of, any Person or entity other than the Parties, their permitted assigns, and with respect to Section 16, the Seres Indemnitees and Bacthera Indemnitees.
20.4
Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the express provisions of this Agreement.
20.5
Force Majeure.
(a)
Neither Party shall be liable to the other Party for failure or delay in the performance of any of its obligations under this Agreement (except for payment of any amounts due under this Agreement) for the time and to the extent such failure or delay is caused by earthquake, riot, civil commotion, the adoption, application or enactment of any legal measure or order from any Governmental Authority enacted or issued after the date hereof arising out of or in connection with the coronavirus disease known as SARS-CoV-2 (“COVID-19”); or other act of government or state, epidemic, pandemic, war, terrorist acts, flood, fire, insurrection, embargo, prevention from or hindrance in obtaining energy or other utilities, a global supply shortage of one or more of the Facility Materials, Materials or necessary components for which there is not a reasonable substitute, or other event that is both beyond the reasonable control of the respective Party and could not be avoided through reasonable precautions (“Force Majeure Event”).
(b)
The Parties acknowledge that COVID-19 is currently causing global disruption, and Bacthera’s performance under this Agreement may be affected by consequences of COVID-19, including but not limited to any measures taken by authorities, and/or the availability of human resources and raw materials, and that any such event may be deemed a Force Majeure Event.
(c)
Notwithstanding the foregoing, (a) any Applicable Law in Switzerland, which is in effect immediately prior to the Effective Date (“Relevant COVID-19 Law(s)”) shall not constitute a force majeure; (b) a Party shall not be entitled to an extension of time in the performance of any of its obligations in respect of any Relevant COVID-19 Law; (c) the effects of any Relevant COVID-19 Law shall be deemed not to prevent the performance by a Party of its obligations under this Agreement; and (d) Relevant COVID-19 Laws are a risk borne by the obligor.
(d)
The Party affected by such Force Majeure Event will provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities), and will use Commercially Reasonable Efforts to overcome the difficulties created thereby and to

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

resume performance of its obligations as soon as practicable. If there is a Force Majeure Event, the Party affected by the Force Majeure Event is excused from any default or delay for as long as and to the extent that: (i) such circumstances prevail; (ii) the affected Party is not at fault in causing the Force Majeure Event and could not have avoided the default or delay through the use of reasonable precautions; and (iii) the affected Party continues to use its Commercially Reasonable Efforts to recommence performance.
(e)
If the performance by Bacthera of any obligation under this Agreement is delayed owing to a force majeure for any continuous period of more than [***] days (or such longer period as may be agreed by the JSC), [***].
20.6
Entire Agreement of the Parties; Amendments; Waiver; Exhibits. This Agreement constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancels and supersedes any and all prior and contemporaneous negotiations, correspondence, understandings and agreements, other than the Confidential Disclosure Agreement and the LOI between the Parties, whether oral or written, regarding such subject matter. No waiver, modification or amendment of any other provision of this Agreement will be valid or effective unless made in writing and signed by both Parties. A waiver by either Party of any of the terms and conditions of this Agreement in any instance will not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof. The following Exhibits attached hereto are incorporated by reference:

Exhibit	Title
1	Design and Construction Work
2	Product Specifications
3	Seres Supplied Materials
4	Charges
5	Key Personnel
6	Direct FTE
7	Materials Acquired on Behalf of Seres
8	DRAFT Technology Transfer
9	Approved Subcontractors

20.7
Captions. The captions to this Agreement are for convenience only and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

20.8
Governing Law. This Agreement shall be governed by, and construed and interpreted, in accordance with the internal laws of [***] without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction. It is hereby agreed that the United Nations’ Convention on Contracts for the International Sale of Goods shall have no application to this Agreement and it is hereby specifically excluded.
20.9
Notices and Deliveries. Any notice, request, delivery, approval or consent required or permitted to be given under this Agreement will be in writing and will be deemed to have been sufficiently given if delivered in person, transmitted by email (receipt verified) or by express courier service (signature required) or five (5) days after it was sent by registered letter, return receipt requested (or its equivalent), provided that no postal strike or other disruption is then in effect or comes into effect within two (2) days after such mailing, to the Party to which it is directed at its address or email address shown below or such other address or email address as such Party will have last given by notice to the other Parties.

If to Seres, addressed to:

Seres Therapeutics, Inc.
200 Sydney Street
Cambridge, MA 02139, USA
Attention: [***]

If to Bacthera, addressed to:

Bacthera AG
Hochbergerstrasse 60A
4057 Basel, Switzerland
Attention: [***]

20.10
No Consequential Damages. IN NO EVENT WILL ANY PARTY OR ANY OF ITS RESPECTIVE AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR REVENUE [***].
20.11
Limitation of Liability. [***].
20.12
Cumulative Remedies. All rights, remedies, undertakings, obligations and agreements contained in this Agreement will be cumulative and none of them will be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.
20.13
Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under Applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. The

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Parties will make a good faith effort to replace the invalid or unenforceable provision with a valid one so long as the essential benefits of this Agreement remain enforceable and obtainable.
20.14
Counterparts. This Agreement may be executed simultaneously in any number of counterparts, any one of which need not contain the signature of more than one Party but all such counterparts taken together will constitute one and the same agreement.

[Signature page follows]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

In Witness Whereof, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the Effective Date, each copy of which will for all purposes be deemed to be an original.

SIGNED BY: For and on behalf of Seres Therapeutics, Inc. _/s/ Eric D. Shaff________________________ Name Eric D. Shaff Title President, CEO Date 08 November 2021
SIGNED BY: For and on behalf of BacThera AG _/s/ [***]____________________ Name [***] Title [***] Date 07 November 2021 / 11:25 CET	SIGNED BY: For and on behalf of BacThera AG __/s/ [***] Name [***] Title [***] Date 07 November 2021 / 12:27 CET

EXHIBIT 1

DESIGN AND CONSTRUCTION WORK

1. Definitions

The following terms when capitalized in this Exhibit (including the Attachments) shall have the following meanings unless otherwise expressly provided or dictated by the context. All capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

“Approval Matrix” means agreed delegation of approval(s) table required for the different types of Work documentation, as may be modified or amended from time to time by mutual agreement of the Parties.

“CQV Completion” means the date upon which the following criteria have been met: Successful IQ/OQ completion and system acceptance.

“Design Documents” means the drawings, documentation and specifications in respect of the Work either (a) described in or attached to this Exhibit as Attachment A, or (b) prepared by Bacthera, its Affiliates or any subcontractor and submitted to, and approved by, Seres for use under this Agreement.

“Environmental Law” shall mean any Applicable Law relating in any way to the environment, and the protection, preservation or reclamation of natural resources (including without limitation any surface water, groundwater, land surface, subsurface strata, river sediment, plant or animal life, air and soil), to the release or threatened release of any Hazardous Substance, including investigation, monitoring, clean up, removal, treatment or any other action to address such release or threatened release, or to health and safety matters.

“Project Quality Management System (pQMS)” means Bacthera and its Affiliates’ formalized system that documents processes, procedures, and responsibilities for achieving quality design, construction and commissioning activities.

“Hazardous Substance” means any waste, substance, product, pollutant or material, whether solid, liquid or gaseous, that (i) is or contains, oil, petroleum or any fraction thereof, (ii) requires removal, remediation or reporting under any environmental law, or is defined, listed or identified as a “contaminant”, “pollutant”, “toxic substance”, “toxic material”, “hazardous waste” or “hazardous substance” or words of similar meaning and regulatory effect thereunder or (iii) is toxic, corrosive, flammable, infectious, , carcinogenic, mutagenic or otherwise hazardous and is regulated as such by any governmental authority under any environmental law in Switzerland

“Project Execution Plan” means the governing document that establishes the means to execute, monitor, and control of the Work.

“Permits” mean any authorization, consent, approval, license, lease, ruling, permit, exemption, filing, variance, order, judgment, decree, publication, notice to, declaration of or with or regulation by or of any Governmental Authorities relating to the acquisition, ownership, occupation, construction, performance of the Work, start‑up, testing, operation, maintenance or warranty of any part of the Facility. It is understood that any permit concerning the GMP manufacturing/establishment licenses and the respective GMP certificate by any Regulatory Authority is excluded from this definition and is not in scope of this Exhibit 1.

“Project” means the construction of the Facility, the Facility site and all other appliances, parts, instruments, appurtenances, accessories and other property that may be incorporated or installed in or otherwise become part of any of the foregoing at any stage of development, construction or operation.

“Project Manager” means the responsible person for implementing the Seres Facility.

“System Acceptance” means the successful completion of a process for approval and release of GMP systems after successful completion of commissioning and qualification activities. Documentation requirements includes an overview of the results of the qualification, a review of all discrepancies and deviations generated as part of the qualification, including the resolution method, a clear statement as to whether the GMP system is fit for purpose, approval of effective operating procedures, maintenance, and calibration programs, and receipt of engineering turnover documentation.

“Work” means Design and Construction Work (as defined in the Agreement).

“Work Scope” shall mean all requirements for the Work, set forth in this Agreement the Design Documents.2. general obligations of the parties

2.1 Without limiting the generality of Seres other obligations under this Exhibit, Seres’ obligations are to:

(a) Provide all relevant documentation reasonably required by Bacthera regarding the Product and the Manufacturing process for the Product, to the extent relevant to the construction, fit-out and qualification of the Facility; and

(b) Provide the Seres approved and effective URS (User Requirement Specification) for all process equipment, single use equipment and QC equipment relevant for performing production of the Product. The URS shall be substantially consistent with the information provided to Bacthera prior to the Effective Date. Bacthera shall review and approve such URS.

2.2 Without limiting the generality of Bacthera’s other obligations under this Exhibit, Bacthera’s obligations are to:

(a) Furnish the Facility and any other area relevant for the Manufacture of the Product(s) free and clear of all Hazardous Substances according to Swiss Law existing above the ground and in the soil and assure that there shall be no legal encumbrances on the Facility and any other area relevant for the Manufacture of the Product(s) that will impede the ingress and egress of Bacthera and its subcontractors thereto and therefrom as necessary to allow the performance of the Work;

(b) Obtain all necessary Permits, licenses and other authorizations relating to the Work, (e.g. piling permit, building permit, waste water permit, environmental permit);

(c) On or before the commencement of construction of the CoE, acquire real property rights necessary for performance of the Work (e.g. rights for power lines, gas lines, water lines, waste lines, sewer lines, for any area relevant for the Manufacture of the Product(s));

(d) Perform the Work in accordance with the Work Scope and as otherwise provided in this Agreement. Without limiting the generality of the foregoing, Bacthera shall perform the Work in accordance with, and so that the Facility and any other area relevant for the Manufacture of the Product(s) meets all the requirements of, Applicable Law, Permits, Prudent Industry Practices, and the Product Specifications;

(e) Prepare and keep up to date a complete set of “as built” records of the execution of the Work, showing the “as built” locations, sizes and details of the Work as executed, with cross-references to relevant specifications, data sheets, change orders (“Change Orders”) and amendments. Such records shall be kept on the CoE site and shall be made available for inspection by Seres, its agents and designees upon request;

(f) In accordance with the Approval Matrix, cooperate with Seres and its agents and assignees in connection with the review of any Facility Materials or Design Documents, any inspections and performance tests, and in any other matters relating to the Work;

(g) Ensure all Facility Materials and equipment provided by Affiliates and subcontractors for use in the Facility are new and unused;

(h) Arrange for the handling of all Facility Materials and storage and maintenance of such Facility Materials; and

(i) Comply with all reasonable Seres instructions, subject to Bacthera’s agreement and Bacthera’s right (if applicable) to issue a Change Order under Section 12.2.

3. GENERAL PROVISIONS.

3.1 General Oversight. As soon as reasonably practicable, Seres may maintain a staff at the construction site to perform the activities set forth in Section 2.1 hereof. During the period that Work is to be performed under this Exhibit 1, Bacthera shall provide reasonable facilities [***], including field office space at the construction site, to accommodate the Seres staff.

3.2 Seres Not Responsible for Acts of Bacthera. No inspection of the Work or the Design Documents, or failure to inspect the same, by Seres or any of its agents or designees shall be a waiver of Bacthera’s obligations hereunder, or be construed as approval or acceptance of the Work or any part thereof. Notwithstanding the foregoing, if Seres detects any error or failure in any part of the Work, it shall inform Bacthera in order to mitigate any damage arising from such failure.

3.3 Time for Seres Review of Design Documents. In accordance with the Approval Matrix, Seres shall use Commercially Reasonable Efforts to inspect, review and/or approve Design Documents as soon as reasonably practicable (but in no event later than [***] Business Days or such other period of time that is reasonable under the circumstances and agreed by Seres and Bacthera) after receipt of such Design Documents by Seres.

4. Facility

4.1 Bacthera will design, supply, construct, commission, and test the Facility and any other area relevant for the Manufacture of the Product(s) according to and in compliance with:

(a) cGMP requirements (FDA, EMA and Swissmedic); and

(b) Applicable Laws.

5. design documents; PROJECT/EXECUTION PLAN.

5.1 Initial Design Document. The Parties have agreed on the conept report attached hereto as Attachment A for the Facility (“Initial Design Document”). Bacthera, its Affiliates or subcontractors shall update the Initial Design Document and Bacthera shall submit the final Initial Design Documents to Seres for its approval on or before [***].

5.2 Key Deliverables. Bacthera will use Commercially Reasonable Efforts to provide the following draft reports as deliverables as part of the Work on or before the date specified below, for Seres review and approval in accordance with the Approval Matrix.

“Key Deliverable”	Date
Concept Report	[***]
Basis of Design	[***]
Detailed Schedule	[***]
Project Execution Plan	[***]
Validation Master Plan	[***]
Detailed Design (IFC P&IDs)	[***]

5.3 Key Milestones. Bacthera will use Commercially Reasonable Efforts to achieve the following milestones on or before the date specified below

“Key Milestone”	Date
Issue of final building permit	[***]
Start of building construction	[***]
Building weatherproof	[***]
Mechanical completion	[***]
Substantial completion	[***]
CQV Completion	[***]

5.4 Storage. Bacthera will provide at least the following storage for Seres for storage of the SRM, Raw Materials and Product:

(a) SRM: storage at [***] at a capacity of [***]

(b) Consumables and Raw Materials: [***] equal to [***].

(c) Product: [***] equal to [***].

6. SCHEDULES/PROGRESS REPORTS.

6.1 General. Within [***] days after the Effective Date, Bacthera, its Affiliates and/or subcontractors will provide a Project Execution Plan identifying the tasks to be performed by each Party in connection with the Project.

6.2 Detailed Schedule. A detailed schedule (the “Detailed Schedule”) shall be developed and maintained by Bacthera its Affiliates and/or subcontractors and revised and updated not less than monthly or as otherwise agreed by the Parties. The Detailed Schedule shall include all applicable milestones with respect to the construction, completion and commissioning of the Facility. The Detailed Schedule shall incorporate and be consistent with the milestones and milestone dates above. The Key Deliverables shall be achieved per the dates provided in Section 5.2 and the Key Milestones shall be achieved per the dates provided in Section 5.3. Bacthera shall cooperate with Seres in coordinating the execution of the Detailed Schedule. Bacthera its Affiliates and/or subcontractors shall incorporate all reasonable changes to the Detailed Schedule from Seres, after approval from JSC. Bacthera, its Affiliates and/or subcontractors will resubmit the Detailed Schedule for Seres’s review within [***] days of receipt of such comments from Seres.

6.3 CQV Completion. CQV Completion is planned for [***]. The CQV Completion may be adjusted after the Detailed Design by mutual agreement of Seres and Bacthera, the Parties acting in good faith and not unreasonably withholding such agreement.

6.4 Progress Reports. Monthly progress reports (each a “Progress Report”) shall be prepared by Bacthera and submitted to Seres. Such Progress Reports shall be reviewed against Key Performance Indicators (“KPIs”), that are to be determined and provided by the [***] within [***]

days after the Effective Date. Bacthera shall provide the first draft of the Progress Report [***] after the Effective Date. The Progress Report will be in a Power Point format.

6.5 Risk Register. Bacthera will provide access to a digitally stored risk register, with the first draft being provided by [***].

7. Testing.

7.1 Factory Tests. As customary or otherwise required by the Work Scope or by Prudent Industry Practices, one or more factory tests of relevant Facility Materials and equipment reasonably identified by Bacthera and approved by Seres shall be performed by Bacthera. For Seres owned process equipment, a test memo shall be issued by Bacthera to Seres in advance of the conduct of each factory test. Such memo shall describe the test to be performed, the applicable item of Facility Material or equipment being tested, the standards and method of testing, and the testing facility’s capabilities and shall state a proposed test date (each a “Factory Acceptance Tests” or “FAT”). If Seres or its agent attends such test, Bacthera shall provide the results of such required tests to Seres and its agent within [***] days of the completion of each such test. If Seres and its agent do not attend such test, whether the test has been successfully completed shall be determined from Bacthera’s test certificates to be provided by Bacthera to Seres and its agent within [***] days of the test completion date. Successful completion of the applicable FAT shall be a precondition to shipment to the Facility for installation of the tested item of Facility Material or equipment as mutually determined by Bacthera and Seres.

7.2 Performance Tests

(a) “Performance Tests” will include calibrations, commissioning, site acceptance testing, installation qualification, and/or operational qualification, and/or performance qualification as required by each piece of equipment and testing requirements agreed by Bacthera and Seres.

(b) Bacthera shall submit Performance Test procedures to Seres in sufficient time to allow Seres’ review and final approval of the equipment in the table below, including commencement of the applicable Performance Tests. Performance Tests of all equipment other than the equipment listed below shall be performed by Bacthera without prior approval by Seres. Unless Seres otherwise consents in writing, Bacthera must complete all applicable FAT of Facility Material and equipment, and remedy all defects or deficiencies which have been identified by such applicable FAT or otherwise, before commencing any applicable Performance Tests. Notwithstanding any other provision of this Agreement, at least [***] days prior to the commencement of any applicable Performance Tests, Bacthera shall have delivered draft as-built drawings of the Facility to Seres.

Drug substance equipment	Drug product equipment
[***]	[***]

(c) Bacthera shall perform the Performance Tests and any reruns thereof in accordance with the applicable Performance Test procedures. Bacthera shall provide the services necessary at the Facility site for the installation, commissioning, start-up and check-out of the Facility and the running or rerunning of the Performance Tests. Bacthera shall provide notice to Seres [***] prior to the date that Bacthera expects the Work to be ready for the Performance Tests, together with a proposed schedule for such Performance Tests and the instruments to be used during the Performance Tests. The applicable Performance Tests shall be run as soon as practicable after installation at the CoE and/or Facility.

7.3 Correction of Performance Defects or Deficiencies. At any time during and promptly after completion (whether or not successful) of the applicable Performance Tests (or any rerun of such tests), Bacthera shall advise Seres in writing of any defects or deficiencies that were discovered or that occurred during the applicable Performance Tests. Bacthera shall as soon as reasonably practicably commence and complete corrective measures to remedy such defects or deficiencies at [***]. All portions of the Work which contain defects or deficiencies not so corrected shall be removed from the Facility site if necessary at [***]. Both Parties shall decide in their reasonable judgment if the defects or deficiencies discovered during the applicable Performance Tests will require a re-run of such Performance Tests. [***] of any Performance Test re-run, uncovering, recovering, correcting and removing Work that contains defects or deficiencies, as well as all costs of modifying, removing, disassembling, uncovering, rebuilding, re-engineering, replacing, repairing or covering or otherwise handling all other Work affected by such defects or deficiencies or the correction thereof; provided, however, [***]. If Bacthera fails to initiate correction of Work having defects or deficiencies as soon as reasonably practicable (and in any event within twenty (20) Business Days or other time period agreed by the Parties), Seres may support the correction at [***], if the defect or deficiencies were caused by [***]. If, within [***] days of notice from Seres, Bacthera does not remove Work or initiate removal thereof, which has defects or deficiencies, Seres may after [***] after written notice to Bacthera, remove, store, sell or dispose of such defective Work, all at the expense of Bacthera, except to the extent such defect or deficiencies were caused by Seres. Bacthera shall promptly provide notice to Seres in writing that such corrective measures have been completed and shall specify in such notice the date on which the Facility will be ready for the applicable Performance Tests to be rerun.

8. COMPLETION.

8.1 Substantial Completion.

(a) Upon successful completion of conditions to Substantial Completion set forth in this Section 8.1 (“Substantial Completion”), Bacthera shall give Seres notice that Substantial Completion has occurred. Such Notice shall include a request by Bacthera that Seres issue the Substantial Completion Report in accordance with this Section 8.1. Substantial Completion shall only occur when the following conditions have been satisfied:

(i) Bacthera has performed its obligations under this Exhibit in respect of the Facility in all material respects and the Facility is free of defects or deficiencies, and has been designed, constructed, commissioned, started up, tested, maintained and is operating in accordance with the Work Scope and the other requirements of this Exhibit;

(ii) Seres shall have access to all Design Documents in respect of the Facility (excluding any redlined as-built drawings), test data, training and other technical information required hereunder or necessary for Manufacturing at the Facility in a safe and reliable manner;

(iii) Seres has received results, confirmed by a professional engineer employed by a subcontractor listed in Exhibit 9, demonstrating that Bacthera has successfully completed the Work and equipment is installed and ready to begin Performance Testing;

(iv) All special tools (e.g. specific keys to access Facility areas and equipment) then to have been furnished in respect of the Facility pursuant to this Agreement have been delivered;

(v) The Facility is ready for normal continuous and safe operation; and

(vi) Bacthera has performed its other obligations in respect of the Facility under all other provisions of this Exhibit, and delivered all items in respect of the Facility required by this Exhibit as are then expressly required to be performed or delivered.

(b) Once all of the foregoing conditions have been satisfied (or waived by Seres), the “Substantial Completion Date” shall be deemed to have occurred.

9. Qualification and Acceptance.

9.1 Provisional Acceptance.

(a) Upon successful completion of the Performance Tests and compliance with all other conditions to Provisional Acceptance set forth in this Section 9.1 (“Provisional Acceptance”), Bacthera shall give Seres notice that Provisional Acceptance has occurred. Such notice shall include a request by Bacthera that Seres issue the Provisional Acceptance Report in accordance with this Section 9.1. Provisional Acceptance shall only occur when, in addition to the conditions of 8.1, the following conditions have been satisfied:

(i) Seres has received results, confirmed by an independent engineer, employed by a subcontractor listed in Exhibit 9, demonstrating that Bacthera has successfully achieved Substantial Completion

(ii) Seres has access to the Design Documents in respect of the Facility (including redlined draft as built drawings), test data, training and other technical information to be provided on or before Provisional Acceptance, including, at a minimum, those Design Documents and related technical information reasonably required for the safe and reliable operation of the Facility;

(iii) Seres has received a written notification by the Project Manager confirming the satisfaction of each of the foregoing items in this Section 9.1; and

(iv) The qualified engineer (employed by a subcontractor listed in Exhibit 9) has certified that each of the foregoing items (and the requirements set forth therein) has been satisfied in accordance with this Exhibit.

(b) Once all of the foregoing conditions have been satisfied (or waived by Seres), the Provisional Acceptance Date shall be deemed to have occurred on the date on which all of the conditions set forth in this Section 9.1 have been achieved.

9.2 Final Acceptance.

(a) Bacthera shall ensure that CQV Completion and Final Acceptance of the Facility occurs no later than [***] days after the Provisional Acceptance Date. Final Acceptance shall occur only when Bacthera issues a final handover report (the “Final Acceptance Report”), documenting that the following conditions have been satisfied (“Final Acceptance”):

(i) all of the conditions for Provisional Acceptance have been met;

(ii) Bacthera has completed final clean up, final grading, final painting and insulation in respect of the Facility site and the Facility;

(iii) Bacthera has obtained all final Permits required to be obtained by Bacthera in respect of the Facility and any other area relevant for the Manufacture of the Product(s);

(iv) Bacthera made access available to Seres to the final, electronic “as built” drawings for the Facility;

(v) The Facility complies with Applicable Law.

(vi) Bacthera has delivered evidence satisfactory (as part of the Final Acceptance Report) to Seres that all liens arising out of, or in connection with, any Facility Material, equipment, the Facility, or the performance by Bacthera or any Subcontractor of the Work have been satisfied or discharged;

(vii) Bacthera has fully performed all other provisions of and delivered all items required by this Exhibit;

(viii) Seres has received a written notification by the Project Manager confirming the satisfaction of each of the foregoing items in this Section 9.2; and

(ix) a qualified engineer (employed under a subcontractor listed in Exhibit 9) has certified that each of the foregoing items (and the requirements set forth therein) has been satisfied in accordance with the Exhibit.

(b) The Final Acceptance Report shall be conclusive evidence that the Facility is in accordance with this Exhibit; provided, however, that nothing contained in this Section 9.2 shall relieve Bacthera from performing any obligations remaining under this Exhibit after Final Acceptance, including any of its warranty obligations hereunder. Once all of the foregoing conditions have been satisfied (or waived by the Seres), the Final Acceptance Date shall be deemed to have occurred on the date on which all of the conditions set forth in this Section 9.2 are first satisfied.

10. charges and payment.

10.1 Initial CapEx Target. The Charges for the Work shall be equal to the CapEx Target, as it may be adjusted under Section 10.2 or Section 12. The “CapEx Target” as of the Effective Date is [***]. In no event will the CapEx Target be adjusted other than for capital expenses incurred solely in connection with the Facility. Except for Seres’ obligation to pay the Final CapEx Amount, Bacthera shall be responsible for all [***].

10.2 Adjustments.

(a) The CapEx Target shall be adjusted (i) upon acceptance of the final Initial Design Documents by Seres pursuant to Section 5.1 (“First Adjustment”) and (ii) upon CQV Completion (“Second Adjustment”), each in accordance with this Section 10.2.

(i) First Adjustment. Within [***], Bacthera will propose, for review by the JSC, an updated CapEx Target to reflect any increases or decreases in the capital expenses associated with the Project. [***]. Seres shall not dispute the proposal submitted by Bacthera under this clause (i) unreasonably.

(ii) Second Adjustment. Within [***], Bacthera will propose, for review by the JSC, an updated CapEx Target to reflect any increases or decreases in the capital expenses associated with the Project. [***]. The CapEx Target as adjusted pursuant to this paragraph is the “Final CapEx Amount”. Seres shall not dispute the proposal submitted by Bacthera under this clause (ii) unreasonably.

(iii) Bacthera may only include an increase of the equipment included in the Facility Materials in the calculation of the First Adjustment and Second Adjustment if it demonstrates that the equipment included in the Facility Materials set forth in the final Initial Design Document is not sufficient to meet the Approved Specifications.

(iv) Any other adjustment shall be reviewed and agreed on by the JSC

Bacthera will maintain and provide to Seres all documentation (including invoices and payments) related to the amounts included in the CapEx Target, Adjusted CapEx Target and Final CapEx Target up to date required in accordance with Section 13.7 of the Agreement.

11. Payment.

11.1 Milestone Payments.

(a) Seres shall pay Bacthera the Final CapEx Amount (as it may be adjusted under this Agreement) upon completion by Bacthera of the applicable milestones set forth in and in accordance with the following milestone payment schedule (the “Milestone Payment Schedule”).

Milestone	Milestone Payment (CapEx Target)
Contract Signature	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(b) The above Milestone Payments will be adjusted on a pro-rata basis (as determined by the JSC) for (i) any differences (A) between the CapEx Target under Section 10.1 and the Adjusted CapEx Target; or (B) between the Adjusted CapEx Target and the Final CapEx Target; and (ii) any changes to the CapEx Target pursuant to Section 12 of this Exhibit 1.

(c) Seres may apply the Deposit against any amounts owed under this Exhibit 1.

11.2 Progress Reports. Bacthera shall submit a Progress Report in accordance with Section 6 as part of each invoice. In the event that Bacthera does not submit an invoice in any particular month, Bacthera shall nonetheless submit a Progress Report to Seres.

11.3 Milestone Payments. Seres shall review each such invoice and make payments in accordance with the Milestone Payment Schedule in Section 11.1(a).

11.4 Effect of Payment. Payment of the contract price or any portion thereof shall not (a) constitute Seres’s approval or acceptance of any portion of the Facility Materials, equipment or Work, (b) constitute a waiver of any right or remedy Seres may have with respect to any portion of the Facility Materials or Work that has been, or subsequently is, determined not to have been delivered or performed in accordance with this Exhibit, or (c) release Bacthera from any obligation or liability hereunder.

12. CHANGES IN THE WORK BY CONTRACT, LAW OR OTHERWISE.

12.1 General.

(a) Seres may at any time order changes to the Work, which orders shall be subject to Bacthera’s approval, which shall not be unreasonably withheld, conditioned or delayed. Bacthera its Affiliates or any subcontractors may propose changes to the Work for Seres’ consideration, which changes shall be subject to Seres’ approval, which shall not be unreasonably withheld, conditioned or delayed. If both Parties agree that the proposal to modify the Work pursuant to this Section 12.1(a) should be implemented, Bacthera shall issue a Change Order incorporating such proposal. Any such Change Order shall be accompanied by a proposal consisting of the contents set forth in Section 12.2 and shall include any other information either Party reasonably deems necessary to evaluate the proposed Change Order. Upon receiving such written approval, Bacthera shall diligently perform the change in strict accordance with the terms thereof. Bacthera, its Affiliates or any subcontractors may propose to the JSC a Change Order with respect to (i) Force Majeure Events, (ii) Seres caused delays, (iii) changes in Applicable Law, (iv) Seres-directed or approved changes, and (v) any unreasonable and prolonged delays in the review or approval by Seres, its agents or designees of materials submitted for its review or approval pursuant to the terms hereof. The JSC may not withhold its consent to the proposal unreasonably. Bacthera’s cost for detailing changes to the Work which were requested or otherwise caused by Seres shall be reimbursed by Seres. The Project Execution Plan will further define the specific Change Order process.

(b) Bacthera shall notify Seres and its agent as soon as practicable of any Force Majeure Event, Seres caused delay, change in Applicable Law or any other basis for a Change Order (“Notice”). Such Notice shall, to the extent practicable, specify the impact upon the various portions of the Work occasioned by reason of such Force Majeure Event, Seres caused delay, change in Applicable Law or any other basis for a Change Order, as applicable.

(c) Any change to the contract price, the Detailed Schedule or any other terms and conditions of this Exhibit pursuant to a Change Order shall be equitable under the circumstances.

(d) All changes in the Work shall be authorized by a written Change Order executed by Seres.

(e) Bacthera agrees that unless otherwise stated in the Change Order, and in accordance with the Project Execution Plan, the Change Order shall constitute the final and complete compensation and satisfaction for all costs and scheduled effects related to (a) the implementation of the stated changes and (b) the cumulative impact of effects resulting from the stated changes on all prior Work and changes in the Work to be performed as scheduled. [***].

(f) No Change Order shall be issued in connection with any defects or deficiencies caused by Bacthera, its Affiliates, or subcontractor in the performance of the Work hereunder.

12.2 Change Order Pricing and Payment.

(a) As soon as practicable after an event specified in Section 12.1 requiring a potential Change Order or after receipt from Seres of a request for a change, Bacthera shall submit to Seres a proposal for implementing the change.

(b) The proposal shall consist of: (a) a detailed cost estimate, including direct, indirect and engineering costs, fees and contingencies, each, if commercially reasonable, supported by bids for Facility Materials and/or supporting calculations and in accordance with the pricing structure set forth in this Exhibit for pricing the change; (b) revisions, if any, to the Design Documents; (c) anticipated impacts to the approved Detailed Schedule; (d) an estimate of the anticipated result; and (e) any modifications that might arise in Bacthera’s warranties.

(c) Bacthera’s supporting calculations shall: (a) show the estimated quantities of manpower, construction labor, subcontracts, Facility Material and equipment usage and services to be added and/or deducted by size, type and/or amount provided, (b) be based on the rates agreed by the Parties to determine price, man-hours per unit of installed Facility

Materials, equipment, rental rates and other similar cost standards, and (c) contain a breakdown for rental equipment, plant, overhead, fees and contingencies.

(d) Unless otherwise agreed by the parties, the amount paid for any Work conducted pursuant to a Change Order shall be based on a fixed price or time and materials with a not to exceed provision agreed to by Bacthera and Seres, taking into consideration any savings or costs incurred by Bacthera due to such change.

13. BONUSES.

13.1 Bonus Schedule:

(a) If [***], or

(b) If [***].

(c) If [***].

(d) If [***].

13.2 Any payments, credits or bonuses under this Section shall be reimbursed via [***].

14. QUALITY CONTROL AND INSPECTION; rejection of the work.

14.1 General & Safety. Bacthera shall perform quality control and inspection services related to the Work as required by the Project Quality Management System, this Agreement and Prudent Industry Practices. Bacthera shall perform all of its obligations hereunder in accordance with all Applicable Law.

14.2 Inspection Rights. Upon request and in accordance with Section 3.1, Seres and its agents or designees may: (a) make inquiries of Bacthera and visit the Facility site at any time during normal business working hours, and have access to the Work, and/or (b) maintain a staff at the Facility site, in each case to (i) familiarize itself with the progress and quality of the Work, (ii) determine whether the Work is being performed and is proceeding in accordance with this Exhibit, and (iii) witness such tests, without disrupting the Design and Construction Work. Any delay caused by activities under this Section shall be the responsibility of Seres.

14.3 Correction of Work, Facility Material or Equipment. Seres shall at any time have the right to reject, or to direct Bacthera to dispute, any such portion of the Work, which does not conform to this Agreement. Upon notice of such rejection, Bacthera shall respond within a reasonable period of time and as soon as practicable under the circumstances. Seres shall have the right to utilize any rejected portion of the Facility Materials, equipment or the Work at their own risk, until such time as replacement Facility Material, equipment is delivered and incorporated into the Facility. If either Party disputes the (non-)conformance of the Work, resolution will follow the escalation pathway in Section 17 of the Agreement.

Attachments

The following Attachments attached hereto are incorporated by reference:

Attachment	Title
A	Initial Design Document as the Concept Design Report

ATTACHMENT A

[***]

EXHIBIT 2

PRODUCT SPECIFICATIONS – INCLUDES QC SAMPLING PLANS AND TEST METHODS

[***]

EXHIBIT 3

SERES SUPPLIED MATERIALS

[***]

EXHIBIT 4

CHARGES

1. charges generally

1.1 Seres shall pay Bacthera the following Charges for the Manufacture of the SER-109: the Suite Fee set forth in Section 2.1 (as it may be adjusted pursuant to Section 3), the Additional Batch Fee set forth in Section 2.2, and the Procurement Fee set forth in Section 2.3. In addition, Seres shall pay the following Charges to the extent applicable: the External Storage Charges set forth in Section 2.4, the Regulatory Support Charge set forth in Section 2.5 and any other Charges under the Agreement.

1.2 The Cancellation Fee is set forth in Section 4.2 and the Termination Assistance Charges are set forth in Section 4.3.

1.3 For purposes of this Exhibit, an “FTE” means [***] minus vacation and holidays).

1.4 The Base FTEs shall accurately maintain shift records up to and including the prior calendar year to document time worked. Bacthera shall provide Seres with access to such shift records upon request.

1.5 “Year 1” means [***], provided that [***], and all other “Years” mean calendar years other than the last Year of the Term, which shall commence on January 1 and end on the last day of the Term.

1.6 “Capacity Allocation” means, for a Year, the [***] (except that Year 0 Capacity Allocation shall be adjusted pro rata for the portion of a full calendar year it reflects).

2. PRICING

2.1 Suite Fee.

(a) The Suite Fee shall be an annual fee of [***] (as may be adjusted pursuant to Sections 3 and 5 of this Exhibit 4 or Section 13.2 of Exhibit 1) and shall be paid in 12 equal monthly instalments (except that Year 0 (2023) Suite Fee shall be adjusted pro rata for the portion of a full calendar year it reflects). For the calendar year 2023, Seres shall receive a credit of [***] which shall be applied against the Suite Fee, unless the Suite Fee in calendar year 2023 is less than [***], in which case the entire Suite Fee for 2023will be eliminated and the remainder of the difference between [***] and the Suite Fee for 2023 shall be credited against the Year 1 Suite Fee.

(b) [***] and each Year thereafter Seres shall communicate to Bacthera the planned Capacity Allocation of such Year [***]. The Capacity Allocations are as follows:

Table 1
Capacity Allocation
	B	A
Capacity Allocation 1	[***]	[***]
Capacity Allocation 2	[***]	[***]
Capacity Allocation 3	[***]	[***]
Capacity Allocation 4	[***]	[***]
Capacity Allocation 5	[***]	[***]

(c) The Suite-Fee for Year 1 and each Year thereafter shall include the number of Scale A Batches and Scale B Batches (the “Base Batches”) set forth on Table 2 applicable to the Capacity Allocation for such Year.

Table 2
Maximum Capacity			Batches included in:
			Base Batches included in Suite Fee		Additional Batches Tier 1		Additional Batches Tier 2		Additional Batches Tier 3
Capacity Allocation	Theoretical Capacity		Number of Batches		Number of Batches		Number of Batches		Number of Batches
	Scale B	Scale A	Scale B	Scale A	Scale B	Scale A	Scale B	Scale A	Scale B	Scale A
Capacity Allocation 1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Capacity Allocation 2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Capacity Allocation 3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Capacity Allocation 4	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Capacity Allocation 5	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Table 2 -Base Batches and Additional Batches

(d) If, during a Year, Seres desires to order [***], it can do so by [***]. The Capacity Allocation for Scale A and Scale B shall always sum up to be [***]%.

(e) [***]of the Suite Fee shall be invoiced on the [***] of the month following commencement of the CQV Completion or the earlier commencement of Manufacturing and shall continue each successive month thereafter throughout the Term and the Ramp-Down Period.

(f) The Suite Fee amount is independent of the number of Batches ordered per year.

(g) If the total count of Scale A Base Batches and Scale B Base Batches Released in a Year exceeds [***], Seres shall pay an additional fee (the “Release Fee”) of [***]. There shall not be any Release Fee imposed on Batches for which there is an Additional Batch Fee.

(h) Examples of the intent of the Parties as how to apply these calculations have been provided to the Seres VP Commercial Manufacturing via email on 12.10.2021 and will be recorded at the first meeting of the JSC.

2.2 Additional Batch Fee.

(a) Seres shall pay the Additional Batch Fee for all Batches delivered in accordance with the Agreement in excess of the applicable Base Batches for the Year. There are three tiers of Additional Batch Fees for each of the Capacity Allocations, as further defined in Tables 3 and 4.

(b) [***].

(c) The Additional Batch Fee (as may be adjusted pursuant to Sections 3 and 5) for Scale B Batches and Scale A Batches are as follows:

Table 3 -Additional Batch Scale B Fee
Year	Tier 1	Tier 2	Tier 3
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Table 4 -Additional Batch Scale A Fee
Year	Tier 1	Tier 2	Tier 3
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

2.3 Procurement Fee. The JSC shall set the Procurement Fee [***] prior to the commencement of each Year. The Procurement Fee shall be the [***] (the “Procurement FTE Rate”).

2.4 External Storage Charges. [***].

Material	Storage space included in Suite Fee
[***]	[***]
[***]	[***]
[***]	[***]

2.5 Regulatory Support Charges. The Charges for complying with Seres requests for documents or other substantive requests for assistance in compiling or preparing any regulatory filing (other than for completion of the SMF and routine cGMP certification by Swissmedic); or attendance in meetings with Regulatory Authorities by Bacthera that solely relate to the Facility and the Product shall be charged to Seres on an FTE basis at [***]/day plus travel and accommodation costs.

3. adjustments to The Suite Fee and Additional Batch Fee

3.1 Initial Adjustments.

(a) [***]

[***]	[***]
[***]	[***]
[***]	[***]

]

(b) The “Base FTEs” for one shift are [***] FTEs and for two shifts are [***]FTEs. For avoidance of doubt, the Base FTEs for a Year reflect [***]. It is expected that [***] and [***].

(c) Subject to the limitations in Section 3.1(a) (except to the extent such increased costs are the result of Seres’ acts and omissions prior to PPQ Completion, in which case the limitations of Section 3.1(a) shall not apply), the [***]. There shall be no increase pursuant to this Section 3.1(c) unless [***].

(d) [***].

(e) The Parties shall discuss and agree on the proposed adjustments under Section 3.1(c), and any agreed adjustments shall be [***]. If the Parties are unable to agree to the adjustment, either Party may treat the matter as a dispute pursuant to Section 17 of the Agreement.

3.2 Reimbursement due to change in cGMP or Applicable Law and/or Product Specifications.

(a) Without limiting the provisions of Section 3.1, if a change in the Specifications for the Product is requested by Seres or mandated by changes in Applicable Law or cGMP after the Effective Date which result in actual and material increased Manufacturing costs to Bacthera in respect of Product (i.e. higher than [***]), the Suite Fee and Additional Batch Fee shall be [***]. Allocation of [***].

(b) If a change in the Specifications for the Product result in actual decreased Manufacturing costs to Bacthera in respect of a product (i.e. lower than [***]), the Suite Fee and Additional Batch Fee shall be [***].

(c) Seres shall be responsible for any increase in Manufacturing costs in respect of the Product resulting from a discretionary change in Specifications for such Product requested by Seres. It is acknowledged and agreed that changes to the Specifications for Product shall only be made in accordance with the provisions of the Quality Agreement.

3.3 Reimbursement of Additional Utilities Costs. In the event the utility rate payable by Bacthera for any electricity used for, and necessary to, Manufacture the Products purchased by Seres increases by more than [***]% compared to the average utility rate during the period [***] to [***] days immediately preceding such increase (the “Base Utility Rate”), Bacthera may implement a temporary utility surcharge on the Suite Fee to recover the actual incremental costs paid by Bacthera for such utility service, but only during the period that such increased utility rate actually exceeds the Base Utility Rate. Bacthera will document all such increases that have led to, or will or may lead to, such utility surcharges applicable to Seres, and provide Seres with such documentation, along with an advance written notice of any expected utility surcharge on the Products. Seres’ obligation to pay the surcharge is conditioned on Bacthera providing reasonable evidence that it has allocated utility consumption in the CoE on a fair and equitable basis among all customers so that Seres is not paying for utility consumption that does not relate to the Manufacture of the Products.

3.4 Cost Reduction.

(a) Prior to the commencement of each Year, the JSC will review the [***]. The Suite Fee and Additional Batch Fee shall be [***].

(b) The Suite Fee and Additional Batch Fee shall be [***]. Unless otherwise agreed by the JSC, the Suite Fee and Additional Batch Fee shall be reduced by [***]% of the net savings achieved by the reduction (after deducting any investments approved by the JSC and paid by either Party).

4. Other charges

4.1 Seres Dedicated Equipment. Seres shall be responsible for the costs of procuring and implementing replacements for items of equipment dedicated to and owned by Seres in the Facility. If the replacement of such an item is required prior to the end of its useful life due to [***], Bacthera shall reimburse Seres in an amount equal to the depreciation of the original cost of the item between the date of replacement and the end of the useful life of the equipment. Otherwise Seres shall bear the cost of replacement of such item of equipment.

4.2 Cancellation Fee.

(a) [***]. If the drug substance is not able to be used in a future batch, [***].

(b) [***] (Section 2.2(c)).

(c) [***].

4.3 Termination Assistance Charges. The Charges for complying with Seres requests for Termination Assistance Activities pursuant to Sections 18.5 and 18.6 of the Agreement shall be charged on an FTE basis at [***]/day.

5. ppi adjustment

5.1 The Suite Fee, Additional Batch Fee and the Release Fee shall be increased on a prospective basis at the end of each Year (excluding Year 0) by the change in the Index over the prior 12 month period.

5.2 The Regulatory Support Charges, the Termination Assistance Charges and Procurement FTE Rate shall be increased on a prospective basis at the end of each Year by the change in the Index over the prior 12 month period.

5.3 For purposes of this Section 5, “Index” means the Swiss Producer Prices Index (December 2020=100) as published by the Federal Statistical Office of Switzerland. If the Federal Statistical Office of Switzerland ceases to publish the Swiss Producer Prices Index, then either Party may provide written notice to the other Party to meet to discuss an alternate means of adjusting the Suite Fee, Additional Batch Fee and FTE rates. The Parties shall promptly meet after the date of such notice (in any event not later than 15 days after such date) to agree such alternate means.

EXHIBIT 5

KEY PERSONNEL

List of Key Personnel:

The list below is referring to Key Personnel engaged in Manufacturing the Product for Seres. More than one key position can be covered by one person, like Production Head and MSAT lead as one and same person.

[***]

EXHIBIT 6
DIRECT FTE

[***]

EXHIBIT 7

MATERIALS ACQUIRED ON BEHALF OF SERES

The Exhibit 7 Materials acquired on behalf of Seres are listed in the table below. The list shall be updated during the Term and in accordance with the Agreement. The Exhibit 7 Materials defined below represent requirements for [***] at the time of the Effective Date. [***] and any amendments of [***] will be defined prior to Manufacturing.

[***]

EXHIBIT 8

TECHNOLOGY TRANSFER

This is a draft document which outlines the Technical Transfer Concept and associated responsibilities for both Parties. The final Technical Transfer Plan will be completed and approved prior to [***].

Description of Technology Transfer Project Plan:

Seres and Bacthera are planning the commercial supply for SER-109 by transferring the Manufacturing process to the Facility. Essential services for the transfer and the process validation are [***]. This project plan describes the draft [***]. The scope reflects the current understanding of required activities for the transfer of the manufacturing process as of the Effective Date. These estimates are subject to change, as more information is developed/discovered and/or if the project plan changes. All activities of the Technology Transfer shall be performed in accordance with the Quality Agreement and cGMP.

Technology Transfer Concept

Seres and Bacthera have agreed to the Technology Transfer Concept, as described below:

•
Seres will provide [***].
•
Bacthera will perform [***]. Seres will provide [***].
•
After [***].
•
The Technology Transfer is [***].
•
After successful Technology Transfer, [***]. Seres will define the [***]. Additional [***] and after agreement between Seres and Bacthera and at Seres’ expenses.

Production Concept

Bacthera assumes that the manufacturing process from Seres transferred to the Facility is fully developed [***] and will be able to produce product according to specifications. The process must be implemented at Bacthera [***]. The agreed strategy is [***]. Changes to this strategy will be treated by change request procedure. The impact of such change will be [***]. In the event additional work is required, an amended proposal will be issued. Cost associated to the change will be at [***] expense.

Analytical Methods

No changes to the analytical testing scheme [***] as outlined in Exhibit 2 is assumed for the commercial manufacturing of SER-109, and Bacthera foresees the successful transfer of validated or compendial Analytical Methods to Bacthera latest by [***]. In the event that additional analytical methods will need to be implemented for the comparability study, Bacthera and Seres shall mutually agree to the scope of work and an amended proposal will be issued.

General Assumptions

•
Document review and approval workflow: Following issuing of the document to Seres, the following review and approval workflow is assumed: Documents are reviewed in [***] by Seres within [***]. Afterwards, the documents are revised by Bacthera within [***] and finally sent to the customer for approval of the revisions within [***] of issue, if not agreed otherwise.
•
The timeline assumes that there are no supplier-related delays for Single Use materials, and other raw materials.

•
The timeline assumes a timely availability of key analytical data (some tests done by Seres) following the Engineering campaign and no major required changes of batch records prior to the Validation Campaign.
•
Raw material provided by Seres (SRM) will be handled in accordance with Exhibit 2 and the Quality Agreement.
•
All Exhibit 7 Materials can be sourced with a certificate for the absence of adventitious agents such as, but not limited to BSE/TSE-free, latex, gluten, and lactose free.
•
PPQ-batch release readiness is achieved with successful IPCs and release testing as per commercial manufacturing sampling plan. Final release will be completed after regulatory approval is granted.
•
Excess material and analytical samples generated during transfer and development phase are frozen at [***]. After [***] are discarded. For bulk material, Bacthera contacts the customer to determine which material can be (I) discarded, (II) shipped or (III) stored at Bacthera (storage fee applies). Required retains per the sample plan will be maintained per retention requirements.
•
All raw data generated during the work performed in this proposal will be provided to Seres in an Excel format. Please note that the raw data provided will not be QA reviewed and is for information only.

TT Package from Sending Site (Seres)

The Tech transfer package from Seres is expected to include but not be limited to the relevant information of the following items:

•
Raw Material List
[***]
•
Equipment List
[***]
•
Utilities List
including specifications and estimated consumption
•
BFD manufacturing process
including mass balance solutions
•
Relevant physical properties, including stability of product and intermediates
•
All relevant SOPs related to manufacturing and testing of the product
•
In-process and release tests (SOPs, Requirements etc.)
•
Master Batch Record and Batch records (filled in) for all production steps and media / buffers
•
Validation Master Plan and Report from previous campaigns
•
Process, Cleaning and Containment strategy, Validation Reports from previous campaigns
•
Risk assessments (Process, Leachable Extractables, Containment, Cleaning, etc.)
•
Leachable and Extractable studies
•
Hold studies for intermediates

•
Mixing studies
•
Process Data (e.g. Golden Batch, Process robustness data, small scale data, etc.)
•
Bioburden control strategy

Receiving Site Deliverables (Bacthera)

Deliverables from Bacthera will include but not be limited to:

•
Analytical Method Transfer Report (including Comparability Study)3
•
Documentation Transfer List/Report
•
Process / Equipment Descriptions and Critical Parameters
•
Transfer Protocol BOM – Raw Materials Comparison
•
Product Formulation and batch sizes
•
Batch Records
•
Process Validation Strategy, Plan and Reports
•
Cleaning Validation Report1
•
Risk assessments (Process, Leachable Extractables, Containment, Cleaning, etc.)
•
Raw Material Vendor Qualification4
•
Container Closure Integrity Study2 (required for new bottles)

1 washer load validation is limited to non-standard (project specific) loads as is part of the pre-production activities.

2 The scope and effort for validation of a new end-fill container (multi dose bottle) will be discussed and agreed on in a separate change note, once the specifics are defined.

3Shipping validation for QC samples to be shipped to Seres will be discussed and agreed in a separate change note, once the specifics are defined.

4Raw Material Vendor Qualification Status assessment is part of the routine set-up during pre-production.

General: The exact timing and duration of activities need to be planned for in alignment with the project schedule.

Project Timelines and Milestones

[***]

Exhibit 9

Approved Subcontractors

As of Effective Date, not all Subcontractors are listed in Exhibit 9. List shall be amended by both Parties once Subcontractors are defined.

List of Approved Subcontractors:

Approved Subcontractors	Category / Type of Service
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]